UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-9279
Van Kampen Equity Trust II

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 8/31
Date of reporting period: 2/28/10

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

February 28, 2010

MUTUAL FUNDS Van Kampen Technology Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Technology Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of February 28, 2010.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 2/28/10 (Unaudited)

	A Shares		B Shares		C Shares		I Shares
	since 7/26/99		since 7/26/99		since 7/26/99		since 10/15/09
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	–6.77%	–7.29%	–7.31%	–7.31%	–7.48%	–7.48%	1.48%

10-year	–16.42	–16.92	–16.92	–16.92	–17.06	–17.06	—

5-year	1.40	0.21	0.65	0.36	0.65	0.65	—

1-year	49.22	40.83	47.81	42.81	47.81	46.81	—

6-month	8.92	2.59	8.40	3.40	8.40	7.40	—

Gross Expense Ratios	3.24%		3.99%		4.01%		2.99%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund’s fiscal year-end as outlined in the fund’s current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund’s average daily net assets for Class A shares and up to 1.00 percent per year of the fund’s average daily net assets for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods of less than one year are not annualized.

The NYSE Arca Tech 100 Index® is a price-weighted index comprised of common stocks and ADRs of technology-related companies listed on U.S. exchanges. The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Indices are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the six-month period ended February 28, 2010

Market Conditions

The equity market continued to advance during the six-month period under review. Although unemployment remained high, the economy overall continued to expand, with economic growth moving into positive territory in the fourth quarter of 2009. This, coupled with strong corporate earnings reports, ongoing low interest rates and stable credit conditions appeared to buoy investor confidence. As a result, the broad stock market, as measured by the S&P 500® Index, gained 9.32 percent for six-month period ended February 28, 2010.

Technology stocks, as measured by the NYSE Arca Tech 100 Index® (the “Index”), outperformed the broad market, returning 10.75 percent. All industries within the Index had positive returns for the period. The top three performing industries on an absolute return basis were life sciences tools and services (+28.5 percent), electronic equipment and instruments (+20.7 percent) and wireless telecommunications (+19.2 percent). The industries with the lowest returns were biotechnology (+1.9 percent), IT services (+2.7 percent) and semiconductors (+4.0 percent).

Performance Analysis

All share classes of Van Kampen Technology Fund underperformed the NYSE Arca Tech 100 Index® (the “Index”) and the S&P 500® Index for the six months ended February 28, 2010, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended February 28, 2010

			NYSE Arca Tech	S&P 500®
Class A	Class B	Class C	100 Index®	Index

8.92%	8.40%	8.40%	10.75%	9.32%

The performance for the three share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions. Class I shares commenced operations on October 15, 2009 and therefore is not listed on the table above.

2

The Fund’s underperformance of the Index for the period was primarily attributable to the following:

•	An underweight to the life sciences tools and services was disadvantageous as this was the best performing industry within the Index for the period.

•	Stock selection in the software industry detracted from relative returns.

•	Stock selection in communications equipment also hindered performance.

Other positions, however, were additive to relative performance. The following positions contributed the most to returns for the period:

•	A position in the internet and catalog retail industry, an industry which is not represented in the Index, was beneficial. Specifically, the Fund held one stock which gained 45.8 percent.

•	An underweight and strong security selection in IT services contributed to returns.

•	An overweight and strong security selection in the computers and peripherals industry also bolstered relative performance.

Market Outlook

We will continue to pursue our strategy of investing in technology stocks through a process that combines fundamental sell-side research with quantitative portfolio construction. Thank you for your continued support.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 2/28/10 (Unaudited)

Apple, Inc.	9.1%
IBM Corp.	4.9
Hewlett-Packard Co.	4.6
Cisco Systems, Inc.	3.7
QUALCOMM, Inc.	3.5
McAfee, Inc.	3.5
Synopsys, Inc.	3.5
Oracle Corp.	3.2
Yahoo!, Inc.	3.1
Juniper Networks, Inc.	3.1

Summary of Investments by Industry Classification as of 2/28/10 (Unaudited)

Computer Hardware	18.7%
Communications Equipment	14.9
Systems Software	14.8
Application Software	10.1
Semiconductors	7.6
Biotechnology	7.6
Internet Software & Services	7.0
Semiconductor Equipment	4.6
Computer Storage & Peripherals	4.3
Aerospace & Defense	3.1
Internet Retail	2.9
Home Entertainment Software	2.2
Fertilizers & Agricultural Chemicals	1.4
Life Sciences Tools & Services	0.6
Health Care Equipment	0.2
Data Processing & Outsourced Services	0.2
Pharmaceuticals	0.1
Electronic Equipment Manufacturers	0.1
Wireless Telecommunication Services	0.1
Office Electronics	0.0 *
Electrical Components & Equipment	0.0 *

Total Long-Term Investments	100.5
Total Repurchase Agreements	0.1

Total Investments	100.6
Liabilities in Excess of Other Assets	(0.6)

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

5

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 9/1/09 - 2/28/10.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	9/1/09	2/28/10	9/1/09-2/28/10

Class A
Actual	$1,000.00	$1,089.24	$10.10
Hypothetical	1,000.00	1,015.12	9.74
(5% annual return before expenses)

Class B
Actual	1,000.00	1,083.95	13.95
Hypothetical	1,000.00	1,011.41	13.47
(5% annual return before expenses)

Class C
Actual	1,000.00	1,083.95	13.95
Hypothetical	1,000.00	1,011.41	13.47
(5% annual return before expenses)

Class I
Actual	1,000.00	1,014.83	6.38
Hypothetical	1,000.00	1,016.36	8.50
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%, 2.70%, 2.70% and 1.70% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) except for Class I Shares “Actual” information, which reflects the period from Commencement of Operations through February 28, 2010. These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

7

Van Kampen Technology Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 100.5%
Aerospace & Defense 3.1%
Goodrich Corp.	2,100	$137,823
Lockheed Martin Corp.	47,100	3,662,496
Raytheon Co.	2,100	118,104

		3,918,423

Application Software 10.1%
Adobe Systems, Inc. (a)	43,100	1,493,415
Amdocs Ltd. (Guernsey) (a)	102,100	2,969,068
Autodesk, Inc. (a)	45,700	1,274,116
Citrix Systems, Inc. (a)	62,100	2,670,921
Compuware Corp. (a)	2,100	15,729
Mentor Graphics Corp. (a)	2,100	17,472
SAP AG—ADR (Germany)	2,100	93,618
Synopsys, Inc. (a)	202,100	4,425,990

		12,960,329

Biotechnology 7.6%
Amgen, Inc. (a)	42,100	2,383,281
Biogen Idec, Inc. (a)	7,400	407,074
Celgene Corp. (a)	20,000	1,190,400
Genzyme Corp. (a)	42,900	2,453,880
Gilead Sciences, Inc. (a)	45,000	2,142,450
Myriad Genetics, Inc. (a)	50,000	1,150,000

		9,727,085

Communications Equipment 14.9%
Arris Group, Inc. (a)	2,100	21,672
Aviat Networks, Inc. (a)	521	3,204
Ciena Corp. (a)	2,100	30,114
Cisco Systems, Inc. (a)	194,200	4,724,886
Corning, Inc.	2,100	37,023
F5 Networks, Inc. (a)	43,100	2,404,980
Harmonic, Inc. (a)	2,100	13,776
Harris Corp.	2,100	94,962
InterDigital, Inc. (a)	2,100	53,865
Juniper Networks, Inc. (a)	142,100	3,975,958
Nokia Corp.—ADR (Finland)	2,100	28,287
Polycom, Inc. (a)	2,100	54,831
QUALCOMM, Inc.	122,400	4,490,856
Research In Motion Ltd. (Canada) (a)	45,000	3,189,600

		19,124,014

Computer Hardware 18.7%
Apple, Inc. (a)	57,100	11,683,802
Dell, Inc. (a)	2,100	27,783
Hewlett-Packard Co.	116,700	5,927,193
IBM Corp.	49,600	6,307,136
Teradata Corp. (a)	2,100	64,029

		24,009,943

8
See Notes to Financial Statements

Van Kampen Technology Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

	Number of
Description	Shares	Value

Computer Storage & Peripherals 4.3%
EMC Corp. (a)	102,100	$1,785,729
Emulex Corp. (a)	2,100	26,670
NetApp, Inc. (a)	117,100	3,514,171
QLogic Corp. (a)	2,100	38,220
Seagate Technology (Cayman Islands) (a)	2,100	41,811
Western Digital Corp. (a)	2,100	81,123

		5,487,724

Data Processing & Outsourced Services 0.2%
Automatic Data Processing, Inc.	2,100	87,381
Computer Sciences Corp. (a)	2,100	108,759
DST Systems, Inc.	2,100	80,703

		276,843

Electrical Components & Equipment 0.0%
SunPower Corp., Class B (a)	3	49

Electronic Equipment Manufacturers 0.1%
Agilent Technologies, Inc. (a)	2,100	66,066

Fertilizers & Agricultural Chemicals 1.4%
Monsanto Co.	25,000	1,766,250

Health Care Equipment 0.2%
Boston Scientific Corp. (a)	2,100	16,254
CONMED Corp. (a)	2,100	45,948
Kinetic Concepts, Inc. (a)	1,700	71,264
Medtronic, Inc.	2,100	91,140
Saint Jude Medical, Inc. (a)	2,100	80,262

		304,868

Home Entertainment Software 2.2%
Activision Blizzard, Inc.	267,700	2,845,651

Internet Retail 2.9%
Amazon.com, Inc. (a)	31,000	3,670,400

Internet Software & Services 7.0%
Digital River, Inc. (a)	2,100	55,209
eBay, Inc. (a)	2,100	48,342
Google, Inc., Class A (a)	6,800	3,582,240
j2 Global Communications, Inc. (a)	2,100	45,570
VeriSign, Inc. (a)	45,800	1,141,336
Websense, Inc. (a)	2,100	45,066
Yahoo!, Inc. (a)	261,800	4,008,158

		8,925,921

9
See Notes to Financial Statements

Van Kampen Technology Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

	Number of
Description	Shares	Value

Life Sciences Tools & Services 0.6%
Millipore Corp. (a)	7,700	$726,957
Thermo Fisher Scientific, Inc. (a)	2,100	102,417

		829,374

Office Electronics 0.0%
Xerox Corp.	2,100	19,677

Pharmaceuticals 0.1%
Biovail Corp. (Canada)	2,100	31,143
Novartis AG—ADR (Switzerland)	2,100	116,172

		147,315

Semiconductor Equipment 4.6%
Applied Materials, Inc.	43,300	529,992
ASML Holding NV (Netherlands)	55,000	1,695,650
KLA-Tencor Corp.	44,800	1,305,024
Lam Research Corp. (a)	67,100	2,275,361
Novellus Systems, Inc. (a)	2,100	46,452
Teradyne, Inc. (a)	2,100	20,979

		5,873,458

Semiconductors 7.6%
Altera Corp.	44,800	1,094,464
Analog Devices, Inc.	45,800	1,339,192
Broadcom Corp., Class A	67,100	2,101,572
Intel Corp.	92,100	1,890,813
Linear Technology Corp.	2,100	57,057
National Semiconductor Corp.	45,000	651,600
Standard Microsystems Corp. (a)	2,100	40,992
Texas Instruments, Inc.	43,100	1,050,778
Xilinx, Inc.	59,200	1,529,136

		9,755,604

Systems Software 14.8%
BMC Software, Inc. (a)	67,100	2,471,964
CA, Inc.	2,100	47,250
Check Point Software Technologies Ltd. (Israel) (a)	107,100	3,491,460
McAfee, Inc. (a)	112,100	4,449,249
Microsoft Corp.	97,100	2,782,886
Oracle Corp.	167,100	4,119,015
Progress Software Corp. (a)	2,100	58,842
Sybase, Inc. (a)	2,100	93,219
Symantec Corp. (a)	87,100	1,441,505

		18,955,390

Wireless Telecommunication Services 0.1%
Telephone & Data Systems, Inc.	2,100	65,541

Total Long-Term Investments 100.5% (Cost $116,726,956)		128,729,925

10
See Notes to Financial Statements

Van Kampen Technology Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Description	Value

Repurchase Agreements 0.1%
Banc of America Securities ($15,219 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.10%, dated 02/26/10, to be sold on 03/01/10 at $15,219)	$15,219
JPMorgan Chase & Co. ($64,794 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.09%, dated 02/26/10, to be sold on 03/01/10 at $64,795)	64,794
State Street Bank & Trust Co. ($2,987 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 02/26/10, to be sold on 03/01/10 at $2,987)	2,987

Total Repurchase Agreements 0.1% (Cost $83,000)	83,000

Total Investments 100.6% (Cost $116,809,956)	128,812,925

Liabilities in Excess of Other Assets (0.6%)	(737,379)

Net Assets 100.0%	$128,075,546

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt

11
See Notes to Financial Statements

Van Kampen Technology Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position:
Common Stocks
Aerospace & Defense	$3,918,423	$—	$—	$3,918,423
Application Software	12,960,329	—	—	12,960,329
Biotechnology	9,727,085	—	—	9,727,085
Communications Equipment	19,124,014	—	—	19,124,014
Computer Hardware	24,009,943	—	—	24,009,943
Computer Storage & Peripherals	5,487,724	—	—	5,487,724
Data Processing & Outsourced Services	276,843	—	—	276,843
Electrical Components & Equipment	49	—	—	49
Electronic Equipment Manufacturers	66,066	—	—	66,066
Fertilizers & Agricultural Chemicals	1,766,250	—	—	1,766,250
Health Care Equipment	304,868	—	—	304,868
Home Entertainment Software	2,845,651	—	—	2,845,651
Internet Retail	3,670,400	—	—	3,670,400
Internet Software & Services	8,925,921	—	—	8,925,921
Life Sciences Tools & Services	829,374	—	—	829,374
Office Electronics	19,677	—	—	19,677
Pharmaceuticals	147,315	—	—	147,315
Semiconductor Equipment	5,873,458	—	—	5,873,458
Semiconductors	9,755,604	—	—	9,755,604
Systems Software	18,955,390	—	—	18,955,390
Wireless Telecommunication Services	65,541	—	—	65,541
Repurchase Agreements	—	83,000	—	83,000

Total Investments in an Asset Position	$128,729,925	$83,000	$—	$128,812,925

12
See Notes to Financial Statements

Van Kampen Technology Fund
Financial Statements

Statement of Assets and Liabilities
February 28, 2010 (Unaudited)

Assets:
Total Investments (Cost $116,809,956)	$128,812,925
Cash	857
Receivables:
Fund Shares Sold	478,791
Dividends	172,361
Other	246,797

Total Assets	129,711,731

Liabilities:
Payables:
Fund Shares Repurchased	689,293
Distributor and Affiliates	208,419
Investment Advisory Fee	52,914
Trustees’ Deferred Compensation and Retirement Plans	162,366
Accrued Expenses	523,193

Total Liabilities	1,636,185

Net Assets	$128,075,546

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$1,551,621,687
Net Unrealized Appreciation	12,002,969
Accumulated Net Investment Loss	(1,158,729)
Accumulated Net Realized Loss	(1,434,390,381)

Net Assets	$128,075,546

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $93,212,098 and 19,598,497 shares of beneficial interest issued and outstanding)	$4.76
Maximum sales charge (5.75%* of offering price)	0.29

Maximum offering price to public	$5.05

Class B Shares:
Net asset value and offering price per share (Based on net assets of $24,976,852 and 5,684,839 shares of beneficial interest issued and outstanding)	$4.39

Class C Shares:
Net asset value and offering price per share (Based on net assets of $9,879,031 and 2,249,676 shares of beneficial interest issued and outstanding)	$4.39

Class I Shares:
Net asset value and offering price per share (Based on net assets of $7,565 and 1,589 shares of beneficial interest issued and outstanding)	$4.76

*	On sales of $50,000 or more, the sales charge will be reduced.

13
See Notes to Financial Statements

Van Kampen Technology Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended February 28, 2010 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $29)	$390,866
Interest	256

Total Income	391,122

Expenses:
Transfer Agent Fees	703,468
Investment Advisory Fee	579,688
Distribution (12b-1) and Service Fees
Class A	114,477
Class B	135,280
Class C	50,881
Reports to Shareholders	73,504
Registration Fees	33,220
Professional Fees	30,958
Accounting and Administrative Expenses	24,617
Trustees’ Fees and Related Expenses	10,973
Custody	9,832
Other	9,497

Total Expenses	1,776,395
Expense Reduction	380,790

Net Expenses	1,395,605

Net Investment Loss	$(1,004,483)

Realized and Unrealized Gain/Loss:
Net Realized Gain	$933,311

Unrealized Appreciation/Depreciation:
Beginning of the Period	1,469,044
End of the Period	12,002,969

Net Unrealized Appreciation During the Period	10,533,925

Net Realized and Unrealized Gain	$11,467,236

Net Increase in Net Assets From Operations	$10,462,753

14
See Notes to Financial Statements

Van Kampen Technology Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	February 28, 2010	August 31, 2009

From Investment Activities:
Net Investment Loss	$(1,004,483)	$(1,780,159)
Net Realized Gain/Loss	933,311	(6,152,361)
Net Unrealized Appreciation/Depreciation During the Period	10,533,925	(17,106,736)

Net Change in Net Assets from Investment Activities	10,462,753	(25,039,256)

From Capital Transactions:
Proceeds from Shares Sold	10,155,849	18,428,786
Cost of Shares Repurchased	(17,223,920)	(30,033,302)

Net Change in Net Assets from Capital Transactions	(7,068,071)	(11,604,516)

Total Increase/Decrease in Net Assets	3,394,682	(36,643,772)
Net Assets:
Beginning of the Period	124,680,864	161,324,636

End of the Period (Including accumulated net investment loss of $1,158,729 and $154,246, respectively)	$128,075,546	$124,680,864

15
See Notes to Financial Statements

Van Kampen Technology Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	February 28,		Year Ended August 31,
Class A Shares	2010		2009	2008	2007		2006	2005

Net Asset Value, Beginning of the Period	$4.37		$5.08	$5.75	$4.81		$4.89	$3.88

Net Investment Loss (a)	(0.03)		(0.05)	(0.08)	(0.09)		(0.09)	(0.08)
Net Realized and Unrealized Gain/Loss	0.42		(0.66)	(0.59)	1.03		0.01	1.09

Total from Investment Operations	0.39		(0.71)	(0.67)	0.94		(0.08)	1.01

Net Asset Value, End of the Period	$4.76		$4.37	$5.08	$5.75		$4.81	$4.89

Total Return* (b)	8.92%	**	–13.98%	–11.65%	19.54%		–1.64%	26.03%
Net Assets at End of the Period (In millions)	$93.2		$87.2	$103.8	$102.9		$98.0	$113.1
Ratio of Expenses to Average Net Assets*	1.95%		1.95%	1.95%	2.27%		2.26%	2.42%
Ratio of Net Investment Loss to Average Net Assets*	(1.33%	)	(1.34% )	(1.41% )	(1.78%	)	(1.79% )	(1.72%	)
Portfolio Turnover	0%	**	31%	119%	113%		88%	93%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.54%		3.24%	2.13%	2.32%		N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(1.92%	)	(2.63% )	(1.59% )	(1.83%	)	N/A	N/A

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

16
See Notes to Financial Statements

Van Kampen Technology Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	February 28,		Year Ended August 31,
Class B Shares	2010		2009	2008	2007		2006	2005

Net Asset Value, Beginning of the Period	$4.05		$4.75	$5.39	$4.55		$4.66	$3.73

Net Investment Loss (a)	(0.05)		(0.07)	(0.11)	(0.13)		(0.12)	(0.11)
Net Realized and Unrealized Gain/Loss	0.39		(0.63)	(0.53)	0.97		0.01	1.04

Total from Investment Operations	0.34		(0.70)	(0.64)	0.84		(0.11)	0.93

Net Asset Value, End of the Period	$4.39		$4.05	$4.75	$5.39		$4.55	$4.66

Total Return* (b)	8.40%	**	–14.56%	–12.06%	18.46%		–2.36%	24.93%
Net Assets at End of the Period (In millions)	$25.0		$27.6	$44.3	$90.3		$111.2	$144.8
Ratio of Expenses to Average Net Assets*	2.70%		2.70%	2.70%	3.04%		3.03%	3.19%
Ratio of Net Investment Loss to Average Net Assets*	(2.10%	)	(2.11% )	(2.20% )	(2.56%	)	(2.56% )	(2.49%	)
Portfolio Turnover	0%	**	31%	119%	113%		88%	93%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	3.31%		3.99%	2.91%	3.09%		N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(2.71%	)	(3.40% )	(2.41% )	(2.61%	)	N/A	N/A

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

17
See Notes to Financial Statements

Van Kampen Technology Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	February 28,		Year Ended August 31,
Class C Shares	2010		2009	2008	2007		2006	2005

Net Asset Value, Beginning of the Period	$4.05		$4.74	$5.39	$4.55		$4.66	$3.73

Net Investment Loss (a)	(0.05)		(0.07)	(0.11)	(0.13)		(0.12)	(0.11)
Net Realized and Unrealized Gain/Loss	0.39		(0.62)	(0.54)	0.97		0.01	1.04

Total from Investment Operations	0.34		(0.69)	(0.65)	0.84		(0.11)	0.93

Net Asset Value, End of the Period	$4.39		$4.05	$4.74	$5.39		$4.55	$4.66

Total Return* (b)	8.40%	**	–14.56%	–12.06%	18.46%		–2.36%	24.93%
Net Assets at End of the Period (In millions)	$9.9		$9.9	$13.2	$17.9		$24.0	$31.8
Ratio of Expenses to Average Net Assets*	2.70%		2.70%	2.70%	3.05%		3.03%	3.19%
Ratio of Net Investment Loss to Average Net Assets*	(2.10%	)	(2.10% )	(2.18% )	(2.57%	)	(2.56% )	(2.49%	)
Portfolio Turnover	0%	**	31%	119%	113%		88%	93%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	3.31%		4.01%	2.90%	3.10%		N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(2.71%	)	(3.41% )	(2.38% )	(2.61%	)	N/A	N/A

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

18
See Notes to Financial Statements

Van Kampen Technology Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	October 15, 2009
	(Commencement of
	Operations) to
Class I Shares	February 28, 2010

Net Asset Value, Beginning of the Period	$4.72

Net Investment Loss (a)	(0.02)
Net Realized and Unrealized Gain	0.06

Total from Investment Operations	0.04

Net Asset Value, End of the Period	$4.76

Total Return* (b)	0.85%	**
Net Assets at End of the Period (In thousands)	$7.6
Ratio of Expenses to Average Net Assets*	1.70%
Ratio of Net Investment Loss to Average Net Assets*	(0.95%	)
Portfolio Turnover	0%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.20%
Ratio of Net Investment Loss to Average Net Assets	(1.45%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19
See Notes to Financial Statements

Van Kampen Technology Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)

1. Significant Accounting Policies
Van Kampen Technology Fund (the “Fund”) is organized as a series of Van Kampen Equity Trust II, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital appreciation. The Fund commenced investment operations on July 26, 1999. The Fund offers Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards CodificationTM (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Options are valued at the last sale price. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources

20

Van Kampen Technology Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income, expenses and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the

21

Van Kampen Technology Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended August 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 2009, the Fund had an accumulated capital loss carry forward of $1,433,480,089, which will expire according to the following schedule:

Amount	Expiration

$1,245,430,493	August 31, 2010
182,696,360	August 31, 2011
5,353,236	August 31, 2017

At February 28, 2010, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$118,448,625

Gross tax unrealized appreciation	$24,755,392
Gross tax unrealized depreciation	(14,391,092)

Net tax unrealized appreciation on investments	$10,364,300

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, including a portion of premiums received from written options, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
There was no taxable distribution paid during the year ended August 31, 2009.
As of August 31, 2009, there were no distributable earnings on a tax basis.
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses on securities for tax purposes but not for book purposes and the deferral of losses relating to wash sale transactions.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions on the Statement of Operations, if any, include the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

22

Van Kampen Technology Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through April 16, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.90%
Next $500 million	0.85%
Over $1 billion	0.80%

The Adviser has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited (the “Subadviser”), a wholly-owned subsidiary of Morgan Stanley. The Subadviser provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund’s officers and trustees. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.95%, 2.70%, 2.70% and 1.70% for Classes A, B, C and I Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the six months ended February 28, 2010, the adviser waived or reimbursed approximately $380,800 of advisory fees or other expenses.
For the six months ended February 28, 2010, the Fund recognized expenses of approximately $1,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended February 28, 2010, the Fund recognized expenses of approximately $22,000 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 2010, the Fund recognized expenses of approximately $228,200 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.

23

Van Kampen Technology Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

Certain officers and trustees of the Fund are also officers and trustees of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $75,600 are included in “Other” assets on the Statement of Assets and Liabilities at February 28, 2010. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended February 28, 2010, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $9,000 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $21,600. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the six months ended February 28, 2010 and the year ended August 31, 2009, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	February 28, 2010		August 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	1,853,162	$8,914,227	4,035,344	$15,084,023
Class B	223,711	1,007,211	708,320	2,461,422
Class C	49,011	226,901	245,862	883,341
Class I	1,589	7,510	-0-	-0-

Total Sales	2,127,473	$10,155,849	4,989,526	$18,428,786

Repurchases:
Class A	(2,205,976)	$(10,315,134)	(4,513,030)	$(16,772,901)
Class B	(1,337,111)	(5,831,177)	(3,238,390)	(11,226,772)
Class C	(248,165)	(1,077,609)	(586,385)	(2,033,629)
Class I	-0-	-0-	-0-	-0-

Total Repurchases	(3,791,252)	$(17,223,920)	(8,337,805)	$(30,033,302)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $0 and $7,315,667, respectively.

24

Van Kampen Technology Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.
The Fund adopted FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly known as FAS 161), effective March 1, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
Summarized below are the specific types of derivative financial instruments used by the Fund.

Option Contracts The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use option contracts to gain exposure to, or hedge against changes in the value of equities. An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise (strike) price during a specified period. The Fund may purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options, if any, are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premiums paid for purchasing options which expire are treated as realized losses.
The Fund may write covered call and put options. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying securities to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
There were no transactions in option contracts during the six months ended February 28, 2010.

25

Van Kampen Technology Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $30,069,400 and $251,800 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Significant Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell most of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (the “Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved, subject to shareholder approval, that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco, that has substantially the same investment objective, principal investment strategies and risks as the Fund (the “Reorganization”). The proposed Reorganization will be presented to shareholders of the Fund at a special meeting of shareholders. If shareholders of the Fund approve the Reorganization and certain other conditions to the closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

9. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value

26

Van Kampen Technology Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

27

Van Kampen Technology Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Subadviser
Morgan Stanley Investment
Management Limited
25 Cabot Square
Canary Wharf
London, England E14 4QA

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

28

Your Notes

Van Kampen Technology Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Technology Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Technology Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

(continued on next page)

Van Kampen Technology Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen Technology Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

77, 177, 277
TECHSAN 04/10
IU10-01528P-Y02/10

SEMIANNUAL REPORT

February 28, 2010

MUTUAL FUNDS Van Kampen International Advantage Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen International Advantage Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of February 28, 2010.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 2/28/10 (Unaudited)

	A Shares		B Shares		C Shares		I Shares
	since 9/26/01		since 9/26/01		since 9/26/01		since 8/12/05
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	7.03%	6.28%	6.38%	6.38%	6.37%	6.37%	4.38%

5-year	4.28	3.05	3.72	3.49	3.49	3.49	—

1-year	67.64	58.04	67.71	62.71	66.42	65.42	68.08

6-month	10.72	4.39	10.80	5.80	10.34	9.34	10.85

Gross Expense Ratio	2.20%		2.97%		2.96%		1.78%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund’s fiscal year-end as outlined in the fund’s current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund’s average daily net assets for Class A shares and up to 1.00 percent per year of the fund’s average daily net assets for Class B and C shares. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all distributions. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) All Country World Index ex-USA is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an Index.

1

Fund Report
For the six-month period ended February 28, 2010

Market Conditions

After rallying for much of 2009 on prospects for improving global economic conditions, international markets faced headwinds in early 2010. Notably, several southern European economies, including Greece, Spain, Portugal, and Italy, faced solvency concerns amid massive fiscal deficits. European Union policy makers and the leaders of Europe’s larger economies debated whether to bail out these countries, dampening investor sentiment around the world. In contrast, China enacted credit tightening measures in an attempt to slow its economy. Fears of potential overheating in emerging market economies, coupled with fears of a potential double-dip recession in developed economies continued to foster uncertainty about the pace and vigor of a global economic recovery.

Performance Analysis

All share classes of Van Kampen International Advantage Fund outperformed the Morgan Stanley Capital International (MSCI) All Country World Index ex-USA (the “Index”) for the six months ended February 28, 2010, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended February 28, 2010

				MSCI AC World Free
Class A	Class B	Class C	Class I	Index ex-USA

10.72%	10.80%	10.34%	10.85%	3.74%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The Fund’s portfolio is constructed on a bottom-up basis, with individual stocks selected based on where the team is finding the most attractive opportunities. Our team seeks to invest in companies that we believe are likely to generate consistent long-term earnings growth. Although we do not engage in top-down portfolio construction, the Fund’s country and sector weights can have an impact on performance relative to the Index.

From a country perspective, stock selection within certain markets was the primary driver of Fund performance during the period.

•	Portfolio holdings in Hong Kong and Germany contributed to relative performance, while holdings in Brazil and Switzerland detracted slightly from performance.

•	The Fund did not receive any net positive effects from its country allocation. The Fund’s underweight positions in Japan and overweight positions in Israel and

2

Hong Kong contributed positively to performance, while overweight positions in Spain and Germany and an underweight position in Brazil offset those gains.

At the sector level, the Fund’s relative performance for the period was also driven primarily by security selection, though sector exposure also contributed to relative returns.

•	From a security selection standpoint, consumer staples, information technology and health care contributed positively to relative returns. However, stock selection in the industrials sector was a slight detractor.

•	The Fund also benefited from overweight positions in health care and consumer staples, and an underweight position in financials.

Other factors influencing the Fund’s performance during the period included the following areas:

•	In terms of market capitalization an overweight and security selection in mid-cap stocks bolstered relative performance, as did an underweight and security selection in large-cap stocks. The Fund’s overweight position in small-cap stocks contributed positively to the Fund’s relative performance; however, stock selection within that market-cap range offset those gains.

•	Security selection in the mega-cap range was a slight detractor from relative performance.

•	Growth-oriented stocks outperformed value-oriented stocks during the six-month period, which acted as a tailwind for the Fund’s relative performance.

•	Finally, the Fund’s emerging markets exposure was a positive contributor to relative performance.

Market Outlook

While the global economy certainly appears more stable entering 2010 than it did a year ago, forecasting the future direction of the economy remains highly challenging. The bursting of the U.S. housing bubble, rising unemployment, and rising taxation seem likely to impede future economic growth, while massive fiscal and monetary stimulus promote economic growth. Given the difficulty of forecasting the direction of the economy and calling inflection points, we remain focused on investing in companies that will benefit from secular, rather than cyclical, forces over the next few years. We believe that investing in these companies at what we consider reasonable valuations may provide investors with attractive returns over the long-term, regardless of broader economic conditions. Because it is difficult to find competitively advantaged companies that are likely to experience above-average earnings growth for the next five years, we expect to continue to own only 30 to 60 stocks in the portfolio and expect low turnover, which we believe should minimize the impact of transaction costs and taxes on the return of the portfolio.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 2/28/10 (Unaudited)

Fresenius Medical Care AG & Co. KGaA	4.5%
Standard Chartered PLC	4.2
Intertek Group PLC	4.2
Li & Fung Ltd.	4.1
DAITO Trust Construction Co., Ltd.	3.8
United Internet AG	3.5
Sodexo	3.5
Wirecard AG	3.4
Axis Capital Holdings Ltd.	3.4
Telecity Group PLC	3.4

Summary of Investments by Country Classification as of 2/28/10 (Unaudited)

United Kingdom	16.9%
Bermuda	12.0
Germany	11.5
Japan	8.9
France	6.0
Spain	5.8
Israel	5.4
Australia	3.3
Jersey Channel Islands	3.2
Netherlands	3.2
United States	3.2
Ireland	2.8
Republic of Korea (South Korea)	2.7
Mexico	2.3
South Africa	2.2
Thailand	2.1
Finland	2.0
China	1.8
Brazil	1.4

Total Long-Term Investments	96.7
Total Repurchase Agreements	2.6

Total Investments	99.3
Foreign Currency	0.2
Other Assets in Excess of Liabilities	0.5

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of total net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 9/1/09 - 2/28/10.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	9/1/09	2/28/10	9/1/09-2/28/10

Class A
Actual	$1,000.00	$1,107.21	$8.62
Hypothetical	1,000.00	1,016.61	8.25
(5% annual return before expenses)

Class B
Actual	1,000.00	1,108.03	8.78
Hypothetical	1,000.00	1,016.46	8.40
(5% annual return before expenses)

Class C
Actual	1,000.00	1,103.38	12.52
Hypothetical	1,000.00	1,012.89	11.98
(5% annual return before expenses)

Class I
Actual	1,000.00	1,108.49	7.32
Hypothetical	1,000.00	1,017.85	7.00
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.65%, 1.68%, 2.40% and 1.40% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%. These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

7

Van Kampen International Advantage Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 96.7%
Australia 3.3%
Computershare Ltd.	223,081	$2,329,129

Bermuda 12.0%
Axis Capital Holdings Ltd.	76,344	2,401,019
China Yurun Food Group Ltd.	642,000	1,910,579
Esprit Holdings Ltd.	173,737	1,238,876
Li & Fung Ltd.	624,000	2,902,082

		8,452,556

Brazil 1.4%
Companhia Brasileira de Meios de Pagamento	123,200	964,657

China 1.8%
China Shenhua Energy Co., Ltd.	287,000	1,234,941

Finland 2.0%
Vacon Oyj	38,048	1,445,445

France 6.0%
Ipsen SA	35,359	1,795,386
Sodexo	41,125	2,440,387

		4,235,773

Germany 11.5%
Fresenius Medical Care AG & Co. KGaA	60,515	3,160,050
United Internet AG (a)	160,566	2,483,691
Wirecard AG	201,317	2,420,783

		8,064,524

Ireland 2.8%
ICON PLC—ADR (a)	83,700	1,971,135

Israel 5.4%
Strauss Group Ltd.	100,208	1,470,371
Teva Pharmaceutical Industries Ltd.—ADR	38,368	2,302,464

		3,772,835

Japan 8.9%
DAITO Trust Construction Co., Ltd.	54,400	2,660,454
EPS Co., Ltd.	396	1,611,278
Unicharm Petcare Corp.	62,800	2,021,588

		6,293,320

Jersey Channel Islands 3.2%
Shire Ltd.	105,242	2,257,854

Mexico 2.3%
Fomento Economico Mexicano SA de CV, Class B—ADR	37,350	1,598,580

8
See Notes to Financial Statements

Van Kampen International Advantage Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

	Number of
Description	Shares	Value

Netherlands 3.2%
QIAGEN NV (a)	103,390	$2,254,936

Republic of Korea (South Korea) 2.7%
NHN Corp. (a)	12,215	1,906,126

South Africa 2.2%
Aspen Pharmacare Holdings Ltd. (a)	169,479	1,558,175

Spain 5.8%
Banco Santander SA	181,561	2,360,729
Telefonica SA	73,650	1,729,424

		4,090,153

Thailand 2.1%
Kasikornbank Public Co., Ltd.—NVDR	577,400	1,510,513

United Kingdom 16.9%
Intertek Group PLC	150,009	2,932,365
Man Group PLC	380,510	1,303,713
SABMiller PLC	88,089	2,310,270
Standard Chartered PLC	124,769	2,971,669
Telecity Group PLC (a)	419,900	2,388,182

		11,906,199

United States 3.2%
NII Holdings, Inc., Class B (a)	59,788	2,237,267

Total Long-Term Investments 96.7% (Cost $61,662,324)		68,084,118

Repurchase Agreements 2.6%
Banc of America Securities ($333,341 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.10%, dated 02/26/10, to be sold on 03/01/10 at $333,344)		333,341
JPMorgan Chase & Co. ($1,419,224 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.09%, dated 02/26/10, to be sold on 03/01/10 at $1,419,235)		1,419,224
State Street Bank & Trust Co. ($65,435 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 02/26/10, to be sold on 03/01/10 at $65,435)		65,435

Total Repurchase Agreements 2.6% (Cost $1,818,000)		1,818,000

Total Investments 99.3% (Cost $63,480,324)		69,902,118

9
See Notes to Financial Statements

Van Kampen International Advantage Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Description	Value

Foreign Currency 0.2% (Cost $133,623)	$131,116

Other Assets in Excess of Liabilities 0.5%	360,231

Net Assets 100.0%	$70,393,465

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable		Percent of
Investment	Quoted Prices	Observable Inputs	Inputs	Total	Net Assets

Investments in an Asset Position
Common Stocks
Apparel Retail	$1,238,876	$—	$—	$1,238,876	1.8%
Asset Management & Custody Banks	1,303,713	—	—	1,303,713	1.8
Brewers	2,310,270	—	—	2,310,270	3.3
Coal & Consumable Fuels	1,234,941	—	—	1,234,941	1.7
Data Processing & Outsourced Services	3,293,786	—	—	3,293,786	4.7
Distributors	2,902,083	—	—	2,902,083	4.1
Diversified Banks	6,842,910	—	—	6,842,910	9.7
Diversified Commercial & Professional Services	5,353,148	—	—	5,353,148	7.6
Electrical Components & Equipment	1,445,445	—	—	1,445,445	2.0
Health Care Services	3,160,050	—	—	3,160,050	4.5
Homebuilding	2,660,454	—	—	2,660,454	3.8
Integrated Telecommunication Services	1,729,424	—	—	1,729,424	2.5
Internet Software & Services	6,777,998	—	—	6,777,998	9.6
Life Sciences Tools & Services	5,837,349	—	—	5,837,349	8.3

10
See Notes to Financial Statements

Van Kampen International Advantage Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable		Percent of
Investment	Quoted Prices	Observable Inputs	Inputs	Total	Net Assets

Packaged Foods & Meats	$5,402,538	$—	$—	$5,402,538	7.7%
Pharmaceuticals	7,913,880	—	—	7,913,880	11.2
Property & Casualty Insurance	2,401,019	—	—	2,401,019	3.4
Restaurants	2,440,387	—	—	2,440,387	3.5
Soft Drinks	1,598,580	—	—	1,598,580	2.3
Wireless Telecommunication Services	2,237,267	—	—	2,237,267	3.2
Repurchase Agreements	—	1,818,000	—	1,818,000	2.6

Total Investments in an Asset Position	$68,084,118	$1,818,000	$—	$69,902,118	99.3%

11
See Notes to Financial Statements

Van Kampen International Advantage Fund
Financial Statements

Statement of Assets and Liabilities
February 28, 2010 (Unaudited)

Assets:
Total Investments (Cost $63,480,324)	$69,902,118
Foreign Currency (Cost $133,623)	131,116
Cash	49
Receivables:
Investments Sold	738,743
Fund Shares Sold	179,652
Dividends	82,569
Interest	13
Other	281,758

Total Assets	71,316,018

Liabilities:
Payables:
Investments Purchased	364,159
Fund Shares Repurchased	146,073
Investment Advisory Fee	39,760
Distributor and Affiliates	29,927
Trustees’ Deferred Compensation and Retirement Plans	171,430
Accrued Expenses	171,204

Total Liabilities	922,553

Net Assets	$70,393,465

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$84,225,119
Net Unrealized Appreciation	6,432,965
Accumulated Undistributed Net Investment Loss	(457,858)
Accumulated Net Realized Loss	(19,806,761)

Net Assets	$70,393,465

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $51,716,100 and 4,585,360 shares of beneficial interest issued and outstanding)	$11.28
Maximum sales charge (5.75%* of offering price)	0.69

Maximum offering price to public	$11.97

Class B Shares:
Net asset value and offering price per share (Based on net assets of $9,524,464 and 860,759 shares of beneficial interest issued and outstanding)	$11.07

Class C Shares:
Net asset value and offering price per share (Based on net assets of $7,762,992 and 699,098 shares of beneficial interest issued and outstanding)	$11.10

Class I Shares:
Net asset value and offering price per share (Based on net assets of $1,389,909 and 123,346 shares of beneficial interest issued and outstanding)	$11.27

*	On sales of $50,000 or more, the sales charge will be reduced.

12
See Notes to Financial Statements

Van Kampen International Advantage Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended February 28, 2010 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $38,708)	$515,660
Interest	914

Total Income	516,574

Expenses:
Investment Advisory Fee	322,395
Transfer Agent Fees	129,014
Distribution (12b-1) and Service Fees
Class A	66,588
Class B	14,297
Class C	37,742
Professional Fees	46,990
Registration Fees	35,076
Reports to Shareholders	32,856
Accounting and Administrative Expenses	25,166
Custody	20,428
Trustees’ Fees and Related Expenses	11,391
Other	9,224

Total Expenses	751,167
Expense Reduction	131,037

Net Expenses	620,130

Net Investment Loss	$(103,556)

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$3,230,891
Foreign Currency Transactions	8,104

Net Realized Gain	3,238,995

Unrealized Appreciation/Depreciation:
Beginning of the Period	2,461,966

End of the Period:
Investments	6,421,794
Foreign Currency Translation	11,171

6,432,965

Net Unrealized Appreciation During the Period	3,970,999

Net Realized and Unrealized Gain	$7,209,994

Net Increase in Net Assets From Operations	$7,106,438

13
See Notes to Financial Statements

Van Kampen International Advantage Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	February 28, 2010	August 31, 2009

From Investment Activities:
Operations:
Net Investment Income/Loss	$(103,556)	$426,762
Net Realized Gain/Loss	3,238,995	(15,610,856)
Net Unrealized Appreciation/Depreciation During the Period	3,970,999	(5,014,833)

Change in Net Assets from Operations	7,106,438	(20,198,927)

Distributions from Net Investment Income:
Class A Shares	(170,343)	(377,239)
Class B Shares	(29,168)	(34,514)
Class C Shares	-0-	(22,309)
Class I Shares	(1,102)	(1,571)

	(200,613)	(435,633)

Return of Capital Distributions:
Class A Shares	-0-	(560,676)
Class B Shares	-0-	(51,296)
Class C Shares	-0-	(33,157)
Class I Shares	-0-	(2,335)

	-0-	(647,464)

Total Distributions	(200,613)	(1,083,097)

Net Change in Net Assets from Investment Activities	6,905,825	(21,282,024)

From Capital Transactions:
Proceeds from Shares Sold	8,521,143	11,119,103
Net Asset Value of Shares Issued Through Dividend Reinvestment	192,831	1,047,275
Cost of Shares Repurchased	(14,266,248)	(39,010,412)

Net Change in Net Assets from Capital Transactions	(5,552,274)	(26,844,034)

Total Increase/Decrease in Net Assets	1,353,551	(48,126,058)
Net Assets:
Beginning of the Period	69,039,914	117,165,972

End of the Period (Including accumulated undistributed net investment loss of $457,858 and $153,689, respectively)	$70,393,465	$69,039,914

14
See Notes to Financial Statements

Van Kampen International Advantage Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	February 28,		Year Ended August 31,
Class A Shares	2010		2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$10.22		$11.60	$16.28	$14.52	$12.56	$10.86

Net Investment Income/Loss (a)	(0.01)		0.06	0.09	0.06	0.06	0.13
Net Realized and Unrealized Gain/Loss	1.11		(1.27)	(2.59)	3.64	2.16	2.14

Total from Investment Operations	1.10		(1.21)	(2.50)	3.70	2.22	2.27

Less:
Distributions from Net Investment Income	0.04		0.07	0.19	0.07	0.10	-0-
Distributions from Net Realized Gain	-0-		-0-	1.97	1.87	0.16	0.57
Return of Capital Distributions	-0-		0.10	0.02	-0-	-0-	-0-

Total Distributions	0.04		0.17	2.18	1.94	0.26	0.57

Net Asset Value, End of the Period	$11.28		$10.22	$11.60	$16.28	$14.52	$12.56

Total Return* (b)	10.72%	**	–9.88%	–18.36%	27.06%	17.91%	21.36%
Net Assets at End of the Period (In millions)	$51.7		$51.9	$71.3	$144.3	$97.7	$70.3
Ratio of Expenses to Average Net Assets*	1.65%		1.65%	1.63%	1.62%	1.65%	1.70%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.21%	)	0.77%	0.64%	0.41%	0.44%	1.08%
Portfolio Turnover	16%	**	31%	39%	22%	124%	69%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.02%		2.20%	N/A	N/A	1.68%	1.97%
Ratio of Net Investment Income/Loss to Average Net Assets	(0.58%	)	0.22%	N/A	N/A	0.41%	0.81%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

N/A=Not Applicable

15
See Notes to Financial Statements

Van Kampen International Advantage Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	February 28,		Year Ended August 31,
Class B Shares	2010		2009		2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$10.02		$11.23		$15.85		$14.22		$12.32		$10.73

Net Investment Income/Loss (a)	(0.01)		0.05		-0-	(b)	(0.06)		(0.05)		0.05
Net Realized and Unrealized Gain/Loss	1.09		(1.19)		(2.54)		3.56		2.13		2.11

Total from Investment Operations	1.08		(1.14)		(2.54)		3.50		2.08		2.16

Less:
Distributions from Net Investment Income	0.03		0.03		0.09		-0-		0.02		-0-
Distributions from Net Realized Gain	-0-		-0-		1.97		1.87		0.16		0.57
Return of Capital Distributions	-0-		0.04		0.02		-0-		-0-		-0-

Total Distributions	0.03		0.07		2.08		1.87		0.18		0.57

Net Asset Value, End of the Period	$11.07		$10.02		$11.23		$15.85		$14.22		$12.32

Total Return* (c)	10.80%	(d)**	–9.97%	(d)	–19.01%		26.13%		17.05%		20.57%
Net Assets at End of the Period (In millions)	$9.5		$10.3		$17.3		$25.5		$22.8		$25.3
Ratio of Expenses to Average Net Assets*	1.68%	(d)	1.76%	(d)	2.40%		2.37%		2.40%		2.41%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.24%	)(d)	0.64%	(d)	(0.02%	)	(0.38%	)	(0.37%	)	0.42%
Portfolio Turnover	16%	**	31%		39%		22%		124%		69%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.05%	(d)	2.33%	(d)	N/A		N/A		2.43%		2.66%
Ratio of Net Investment Income/Loss to Average Net Assets	(0.61%	)(d)	0.07%	(d)	N/A		N/A		(0.40%	)	0.17%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 6 in the Notes to Financial Statements).

**	Non-Annualized

N/A=Not Applicable

16
See Notes to Financial Statements

Van Kampen International Advantage Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	February 28,		Year Ended August 31,
Class C Shares	2010		2009		2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$10.06		$11.37		$16.02		$14.36		$12.45		$10.84

Net Investment Income/Loss (a)	(0.05)		-0-	(b)	-0-	(b)	(0.06)		(0.05)		0.04
Net Realized and Unrealized Gain/Loss	1.09		(1.23)		(2.56)		3.59		2.15		2.14

Total from Investment Operations	1.04		(1.23)		(2.56)		3.53		2.10		2.18

Less:
Distributions from Net Investment Income	-0-		0.03		0.10		-0-		0.03		-0-
Distributions from Net Realized Gain	-0-		-0-		1.97		1.87		0.16		0.57
Return of Capital Distributions	-0-		0.05		0.02		-0-		-0-		-0-

Total Distributions	-0-		0.08		2.09		1.87		0.19		0.57

Net Asset Value, End of the Period	$11.10		$10.06		$11.37		$16.02		$14.36		$12.45

Total Return* (c)	10.34%	**	–10.59%		–18.97%		26.08%		17.05%		20.54%	(d)
Net Assets at End of the Period (In millions)	$7.8		$6.6		$8.9		$12.0		$8.9		$7.6
Ratio of Expenses to Average Net Assets*	2.40%		2.40%		2.40%		2.37%		2.40%		2.40%	(d)
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.95%	)	0.02%		(0.02%	)	(0.37%	)	(0.34%	)	0.34%	(d)
Portfolio Turnover	16%	**	31%		39%		22%		124%		69%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.77%		2.96%		N/A		N/A		2.43%		2.67%	(d)
Ratio of Net Investment Income/Loss to Average Net Assets	(1.32%	)	(0.54%	)	N/A		N/A		(0.37%	)	0.07%	(d)

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 6 in the Notes to Financial Statements).

**	Non-Annualized

N/A=Not Applicable

17
See Notes to Financial Statements

Van Kampen International Advantage Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months						August 12, 2005
	Ended						(Commencement
	February 28,		Year Ended August 31,				of Operations) to
Class I Shares	2010		2009	2008	2007	2006	August 31, 2005

Net Asset Value, Beginning of the Period	$10.22		$11.61	$16.31	$14.54	$12.56	$12.77

Net Investment Income/Loss (a)	0.00	(c)	0.03	0.14	0.11	0.08	0.01
Net Realized and Unrealized Gain/Loss	1.11		(1.22)	(2.61)	3.63	2.19	(0.22)

Total from Investment Operations	1.11		(1.19)	(2.47)	3.74	2.27	(0.21)

Less:
Distributions from Net Investment Income	0.06		0.08	0.24	0.10	0.13	-0-
Distributions from Net Realized Gain	-0-		-0-	1.97	1.87	0.16	-0-
Return of Capital Distributions	-0-		0.12	0.02	-0-	-0-	-0-

Total Distributions	0.06		0.20	2.23	1.97	0.29	-0-

Net Asset Value, End of the Period	$11.27		$10.22	$11.61	$16.31	$14.54	$12.56

Total Return* (b)	10.85%	**	–9.57%	–18.19%	27.37%	18.27%	–1.64% **
Net Assets at End of the Period (In millions)	$1.4		$0.2	$19.6	$18.9	$10.3	$9.4
Ratio of Expenses to Average Net Assets*	1.40%		1.40%	1.39%	1.37%	1.40%	1.40%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.05%	)	0.29%	1.01%	0.68%	0.61%	1.00%
Portfolio Turnover	16%	**	31%	39%	22%	124%	69%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.77		1.78%	N/A	N/A	1.43%	1.52%
Ratio of Net Investment Income/Loss to Average Net Assets	(0.42%	)	(0.09% )	N/A	N/A	0.58%	0.88%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01 per share.

**	Non-Annualized

N/A=Not Applicable

18
See Notes to Financial Statements

Van Kampen International Advantage Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)

1. Significant Accounting Policies
Van Kampen International Advantage Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust II, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the“1940 Act”). The Fund’s investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on September 26, 2001. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuation may be adjusted to reflect the estimated fair value as of close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

19

Van Kampen International Advantage Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distributions and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains

20

Van Kampen International Advantage Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended August 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 2009, the Fund had an accumulated capital loss carry forward of $10,406,768, which will expire on August 31, 2017.
At February 28, 2010, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$63,980,850

Gross tax unrealized appreciation	$10,670,563
Gross tax unrealized depreciation	(4,749,295)

Net tax unrealized appreciation on investments	$5,921,268

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the year ended August 31, 2009 was as follows:

Distributions paid from:
Ordinary income	$435,633
Long-term capital gain	-0-
Return of capital	647,464

$1,083,097

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains and losses recognized on partnership interest for tax purposes but not for book purposes, and the deferral of losses resulting from wash sale transactions.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the last quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. The unrealized gains and losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations.

21

Van Kampen International Advantage Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

Realized gains and losses on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through April 16, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.90%
Next $500 million	0.85%
Over $1 billion	0.80%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.65%, 1.68%, 2.40% and 1.40% for Classes A, B, C, and I Shares, respectively. The fee waivers or expense reimbursement are voluntary and can be discontinued at any time. For the six months ended February 28, 2010, the Adviser waived or reimbursed approximately $131,000 of advisory fees or other expenses.
For the six months ended February 28, 2010, the Fund recognized expenses of approximately $7,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services, and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended February 28, 2010, the Fund recognized expenses of approximately $28,100 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 2010, the Fund recognized expenses of approximately $52,800 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

22

Van Kampen International Advantage Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $89,100 are included in “Other” assets on the Statement of Assets and Liabilities at February 28, 2010. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended February 28, 2010, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $7,567.
For the six months ended February 28, 2010, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $8,800 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $7,900. Sales charges do not represent expenses of the Fund.
At February 28, 2010, Morgan Stanley & Co., Inc., an affiliate of the Adviser, owned 559 shares of Class I.

23

Van Kampen International Advantage Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

3. Capital Transactions
For the six months ended February 28, 2010 and the year ended August 31, 2009, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	February 28, 2010		August 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	463,735	$5,342,802	861,626	$7,723,295
Class B	61,229	697,497	195,626	1,727,924
Class C	105,419	1,176,557	106,267	974,843
Class I	114,199	1,304,287	82,932	693,041

Total Sales	744,582	$8,521,143	1,246,451	$11,119,103

Dividend Reinvestment:
Class A	14,448	$164,559	122,905	$910,727
Class B	2,463	27,514	11,250	81,785
Class C	-0-	-0-	7,011	51,462
Class I	67	758	446	3,301

Total Dividend Reinvestment	16,978	$192,831	141,612	$1,047,275

Repurchases:
Class A	(976,790)	$(10,947,693)	(2,049,692)	$(17,123,147)
Class B	(231,720)	(2,538,740)	(722,306)	(5,917,051)
Class C	(64,600)	(708,255)	(234,604)	(1,918,876)
Class I	(6,393)	(71,560)	(1,758,878)	(14,051,338)

Total Repurchases	(1,279,503)	$(14,266,248)	(4,765,480)	$(39,010,412)

4. Redemption Fee
The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended February 28, 2010, the Fund received redemption fees of approximately $1,000 which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $10,988,411 and $16,969,177, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will

24

Van Kampen International Advantage Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $-0- and $800 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Legal Matters
A class action complaint was brought against the Adviser and other defendants relating to the operations of another fund that merged into the Fund in 2004. The complaint generally alleges that the defendants breached their duties of care to long-term shareholders of the merged Fund by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an Order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In December 2006, plaintiffs moved to remand the case back to Illinois state court. In July 2007 the federal district court again remanded the case to the state Circuit Court in Madison County, Illinois. On October 24, 2007, the Adviser and the Fund filed a motion to dismiss in the Circuit Court, which the court denied on May 20, 2008. Defendants sought an interlocutory appeal of that ruling but agreed to continue their motion in light of a similar appeal filed by another mutual fund that was already pending in the Illinois appellate court.
The Circuit Court stayed discovery pending the outcome of that appeal, Kircher v. Putnam (5th Dist. App. No. 5-08-0260). On January 6, 2010, the Appellate Court ruled for the defendants in Kircher, and remanded with instructions to dismiss that case. On January 27, 2010, plaintiffs in Kircher moved for rehearing before the Appellate Court. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.

9. Significant Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell most of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (the “Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen

25

Van Kampen International Advantage Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

family of funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved, subject to shareholder approval, that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco, that has substantially the same investment objective, principal investment strategies and risks as the Fund (the “Reorganization”). The proposed Reorganization will be presented to shareholders of the Fund at a special meeting of shareholders. If shareholders of the Fund approve the Reorganization and certain other conditions to closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

10. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

26

Van Kampen International Advantage Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen*- Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

27

Your Notes

Your Notes

Van Kampen International Advantage Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen International Advantage Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen International Advantage Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen International Advantage Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen International Advantage Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

185, 285, 385, 687
IASAN 04/10
IU10-01545P-Y02/10

SEMIANNUAL REPORT

February 28, 2010

MUTUAL FUNDS Van Kampen American Franchise Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen American Franchise Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of February 28, 2010.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 2/28/10 (Unaudited)

	A Shares		B Shares		C Shares		I Shares
	since 6/23/05		since 6/23/05		since 6/23/05		since 6/23/05
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	2.41%	1.12%	1.61%	1.31%	1.65%	1.65%	2.64%

1-year	53.83	44.90	52.70	47.70	52.82	51.82	54.24

6-month	12.55	6.09	12.04	7.04	12.17	11.17	12.52

Gross Expense Ratio	1.41%		2.16%		2.16%		1.16%

Past performance is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund’s fiscal year-end as outlined in the fund’s current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund’s average daily net assets for Class A shares and up to 1.00 percent per year of the fund’s average daily net assets for Class B and C shares. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee.

Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

Based on the Fund’s asset composition, the Fund’s investment adviser believes that the Russell 1000® Growth Index is a more appropriate broad-based benchmark for the Fund than the S&P 500® Index. Accordingly, both indices will be shown in the prospectus and shareholder reports for a one-year period, after which the S&P 500 Index will not be shown in future prospectuses or shareholder reports for the Fund. The Indices are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the six-month period ended February 28, 2010

Market Conditions

For most of the six-month period, the stock market continued to advance on news of stabilizing or improving economic conditions, despite the persistence of high unemployment and weak housing market data. However, in early 2010, concerns about the global economy also came to the forefront. Greece and several other European nations faced significant national debt and potential bailouts by the European Union, while China took steps to tighten credit. These events served to remind investors that the global recovery is still fragile.

The start of 2010 has been volatile. We do not make predictions on how the market will perform. In our view, having an outlook can be an anchor. Rather, we prefer to focus on company fundamentals over a three- to five-year period. We remain optimistic overall but believe there is potential for periods of volatility in 2010.

Performance Analysis

All share classes of Van Kampen American Franchise Fund outperformed the Russell 1000® Growth Index (the “Index”) and the S&P 500® Index for the six months ended February 28, 2010, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended February 28, 2010

				Russell 1000®
Class A	Class B	Class C	Class I	Growth Index	S&P 500® Index

12.55%	12.04%	12.17%	12.52%	11.32%	9.32%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The following three sectors were the largest contributors to the Fund’s overall outperformance of the Index during the period:

•	Stock selection in health care had the largest positive effect on relative performance. Within the sector, the biotechnology industry led outperformance.

•	Both stock selection and an overweight in consumer discretionary were advantageous. Here, the diversified retail industry was the most additive to relative returns.

•	Stock selection in technology outperformed the Index, although an underweight in the sector did detract. The computer technology industry contributed most to relative performance.

2

Although the portfolio outperformed the Index during the period, there were other areas that were detrimental to overall performance:

•	Stock selection in materials and processing was the largest detractor from relative performance, primarily due to exposure to the cement industry.

•	Stock selection in energy also dampened relative performance. Within the sector, natural gas producers had a negative impact on relative returns.

•	An underweight in producer durables hurt relative performance. The environmental, maintenance and security industry was the main area of underperformance.

Market Outlook

In our view, the market seems to be stabilizing but there is little visibility. We remain optimistic and focused on company fundamentals rather than macro forecasting. We will continue to focus on quality, the nature and sustainability of competitive advantage and balance sheet strength.

Thank you for your continued support.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 2/28/10 (Unaudited)

Apple, Inc.	6.0%
MasterCard, Inc., Class A	5.1
Berkshire Hathaway, Inc., Class B	4.7
Amazon.com, Inc.	4.3
Starbucks Corp.	4.1
Cisco Systems, Inc.	4.0
Mead Johnson Nutrition Co., Class A	3.9
American Express Co.	3.8
Alcon, Inc.	3.4
eBay, Inc.	3.2

Summary of Investments by Industry Classification as of 2/28/10 (Unaudited)

Health Care Supplies	6.4%
Internet Software & Services	6.1
Restaurants	6.1
Computer Hardware	6.0
Consumer Finance	5.3
Data Processing & Outsourced Services	5.1
Soft Drinks	4.8
Property & Casualty Insurance	4.7
Tobacco	4.7
Internet Retail	4.3
Communications Equipment	4.0
Pharmaceuticals	3.8
Industrial Machinery	3.0
Oil & Gas Exploration & Production	3.0
Life Sciences Tools & Services	2.8
Multi-Line Insurance	2.8
Packaged Foods & Meats	2.8
Construction Materials	2.5
Distillers & Vintners	2.3
Household Products	2.1
Food Retail	2.1
Asset Management & Custody Banks	2.0
Hypermarkets & Super Centers	1.9
Footwear	1.6
Diversified Commercial & Professional Services	1.4
Home Improvement Retail	1.4
Other Diversified Financial Services	1.4
Real Estate Management & Development	1.4
Gas Utilities	1.4
Multi-Sector Holdings	0.8

Total Long-Term Investments	98.0
Total Repurchase Agreements	2.3

Total Investments	100.3
Foreign Currency	0.0 *
Liabilities in Excess of Other Assets	(0.3)

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 9/1/09 - 2/28/10.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	9/1/09	2/28/10	9/1/09-2/28/10

Class A
Actual	$1,000.00	$1,125.53	$7.11
Hypothetical	1,000.00	1,018.10	6.76
(5% annual return before expenses)

Class B
Actual	1,000.00	1,120.39	11.04
Hypothetical	1,000.00	1,014.38	10.49
(5% annual return before expenses)

Class C
Actual	1,000.00	1,121.70	10.57
Hypothetical	1,000.00	1,014.83	10.04
(5% annual return before expenses)

Class I
Actual	1,000.00	1,125.19	5.80
Hypothetical	1,000.00	1,019.34	5.51
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, 2.10%, 2.01% and 1.10% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratio for Class C Shares reflects actual 12b-1 fees or less than 1%. These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

7

Van Kampen American Franchise Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 98.0%
Asset Management & Custody Banks 2.0%
Franklin Resources, Inc.	47,544	$4,836,176

Communications Equipment 4.0%
Cisco Systems, Inc. (a)	397,717	9,676,455

Computer Hardware 6.0%
Apple, Inc. (a)	71,473	14,624,805

Construction Materials 2.5%
Cemex SAB de CV—ADR (Mexico) (a)	226,516	2,165,493
Martin Marietta Materials, Inc.	50,034	3,963,693

		6,129,186

Consumer Finance 5.3%
American Express Co.	241,528	9,223,954
Redecard SA (Brazil)	252,715	3,677,838

		12,901,792

Data Processing & Outsourced Services 5.1%
MasterCard, Inc., Class A	55,123	12,367,947

Distillers & Vintners 2.3%
Diageo PLC—ADR (United Kingdom)	86,708	5,660,298

Diversified Commercial & Professional Services 1.4%
Cintas Corp.	142,373	3,529,427

Food Retail 2.1%
Tesco PLC (United Kingdom)	784,459	5,020,210

Footwear 1.6%
NIKE, Inc., Class B	57,224	3,868,342

Gas Utilities 1.4%
Questar Corp.	78,788	3,308,308

Health Care Supplies 6.4%
Alcon, Inc. (Switzerland)	51,472	8,221,108
Millipore Corp. (a)	77,161	7,284,770

		15,505,878

Home Improvement Retail 1.4%
Sherwin-Williams Co.	55,018	3,487,041

Household Products 2.1%
Procter & Gamble Co.	79,606	5,037,468

8
See Notes to Financial Statements

Van Kampen American Franchise Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

	Number of
Description	Shares	Value

Hypermarkets & Super Centers 1.9%
Costco Wholesale Corp.	78,081	$4,760,599

Industrial Machinery 3.0%
Schindler Holding AG (Switzerland)	92,079	7,354,320

Internet Retail 4.3%
Amazon.com, Inc. (a)	88,111	10,432,342

Internet Software & Services 6.1%
eBay, Inc. (a)	335,096	7,713,910
Google, Inc., Class A (a)	13,482	7,102,318

		14,816,228

Life Sciences Tools & Services 2.8%
Thermo Fisher Scientific, Inc. (a)	140,174	6,836,286

Multi-Line Insurance 2.8%
Loews Corp.	185,257	6,754,470

Multi-Sector Holdings 0.8%
Leucadia National Corp. (a)	87,391	2,074,662

Oil & Gas Exploration & Production 3.0%
Ultra Petroleum Corp. (Canada) (a)	157,744	7,213,633

Other Diversified Financial Services 1.4%
BM&F BOVESPA SA (Brazil)	528,552	3,462,942

Packaged Foods & Meats 2.8%
Nestle SA (Switzerland)	135,398	6,736,815

Pharmaceuticals 3.8%
Mead Johnson Nutrition Co., Class A	198,309	9,380,016

Property & Casualty Insurance 4.7%
Berkshire Hathaway, Inc., Class B (a)	143,400	11,490,642

Real Estate Management & Development 1.4%
Brookfield Asset Management, Inc., Class A (Canada)	144,020	3,408,953

Restaurants 6.1%
McDonald’s Corp.	76,319	4,872,968
Starbucks Corp. (a)	431,900	9,894,829

		14,767,797

9
See Notes to Financial Statements

Van Kampen American Franchise Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

	Number of
Description	Shares	Value

Soft Drinks 4.8%
Coca-Cola Co.	104,852	$5,527,798
Dr. Pepper Snapple Group, Inc.	193,951	6,157,944

		11,685,742

Tobacco 4.7%
British American Tobacco PLC—ADR (United Kingdom)	76,749	5,211,257
Philip Morris International, Inc.	127,874	6,263,269

		11,474,526

Total Long-Term Investments 98.0% (Cost $185,013,488)		238,603,306

Repurchase Agreements 2.3%
Banc of America Securities ($1,047,145 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.10%, dated 02/26/10, to be sold on 03/01/10 at $1,047,154)		1,047,145
JPMorgan Chase & Co. ($4,458,300 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.09%, dated 02/26/10, to be sold on 03/01/10 at $4,458,334)		4,458,300
State Street Bank & Trust Co. ($205,555 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 02/26/10, to be sold on 03/01/10 at $205,555)		205,555

Total Repurchase Agreements 2.3% (Cost $5,711,000)		5,711,000

Total Investments 100.3% (Cost $190,724,488)		244,314,306

Foreign Currency 0.0% (Cost $63)		63

Liabilities in Excess of Other Assets (0.3%)		(815,177)

Net Assets 100.0%		$243,499,192

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt

10
See Notes to Financial Statements

Van Kampen American Franchise Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Common Stocks
Asset Management & Custody Banks	$4,836,176	$—	$—	$4,836,176
Communications Equipment	9,676,455	—	—	9,676,455
Computer Hardware	14,624,805	—	—	14,624,805
Construction Materials	6,129,186	—	—	6,129,186
Consumer Finance	12,901,792	—	—	12,901,792
Data Processing & Outsourced Services	12,367,947	—	—	12,367,947
Distillers & Vintners	5,660,298	—	—	5,660,298
Diversified Commercial & Professional Services	3,529,427	—	—	3,529,427
Food Retail	5,020,210	—	—	5,020,210
Footwear	3,868,342	—	—	3,868,342
Gas Utilities	3,308,308	—	—	3,308,308
Health Care Supplies	15,505,878	—	—	15,505,878
Home Improvement Retail	3,487,041	—	—	3,487,041
Household Products	5,037,468	—	—	5,037,468
Hypermarkets & Super Centers	4,760,599	—	—	4,760,599
Industrial Machinery	7,354,320	—	—	7,354,320
Internet Retail	10,432,342	—	—	10,432,342
Internet Software & Services	14,816,228	—	—	14,816,228
Life Sciences Tools & Services	6,836,286	—	—	6,836,286
Multi-Line Insurance	6,754,470	—	—	6,754,470
Multi-Sector Holdings	2,074,662	—	—	2,074,662
Oil & Gas Exploration & Production	7,213,633	—	—	7,213,633
Other Diversified Financial Services	3,462,942	—	—	3,462,942
Packaged Foods & Meats	6,736,815	—	—	6,736,815
Pharmaceuticals	9,380,016	—	—	9,380,016
Property & Casualty Insurance	11,490,642	—	—	11,490,642
Real Estate Management & Development	3,408,953	—	—	3,408,953
Restaurants	14,767,797	—	—	14,767,797
Soft Drinks	11,685,742	—	—	11,685,742
Tobacco	11,474,526	—	—	11,474,526
Repurchase Agreements	—	5,711,000	—	5,711,000

Total Investments in an Asset Position	$238,603,306	$5,711,000	$—	$244,314,306

11
See Notes to Financial Statements

Van Kampen American Franchise Fund
Financial Statements

Statement of Assets and Liabilities
February 28, 2010 (Unaudited)

Assets:
Total Investments (Cost $190,724,488)	$244,314,306
Foreign Currency (Cost $63)	63
Cash	369
Receivables:
Fund Shares Sold	728,620
Dividends	271,564
Interest	43
Other	40,237

Total Assets	245,355,202

Liabilities:
Payables:
Fund Shares Repurchased	1,260,045
Investment Advisory Fee	129,639
Distributor and Affiliates	119,636
Trustees’ Deferred Compensation and Retirement Plans	100,244
Accrued Expenses	246,446

Total Liabilities	1,856,010

Net Assets	$243,499,192

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$292,395,831
Net Unrealized Appreciation	53,594,140
Accumulated Undistributed Net Investment Income	(496,760)
Accumulated Net Realized Loss	(101,994,019)

Net Assets	$243,499,192

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $191,454,655 and 19,424,197 shares of beneficial interest issued and outstanding)	$9.86
Maximum sales charge (5.75%* of offering price)	0.60

Maximum offering price to public	$10.46

Class B Shares:
Net asset value and offering price per share (Based on net assets of $24,156,457 and 2,479,326 shares of beneficial interest issued and outstanding)	$9.74

Class C Shares:
Net asset value and offering price per share (Based on net assets of $25,390,395 and 2,599,739 shares of beneficial interest issued and outstanding)	$9.77

Class I Shares:
Net asset value and offering price per share (Based on net assets of $2,497,685 and 252,753 shares of beneficial interest issued and outstanding)	$9.88

*	On sales of $50,000 or more, the sales charge will be reduced.

12
See Notes to Financial Statements

Van Kampen American Franchise Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended February 28, 2010 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $20,942)	$1,478,599
Interest	1,479

Total Income	1,480,078

Expenses:
Investment Advisory Fee	889,848
Distribution (12b-1) and Service Fees
Class A	251,322
Class B	123,401
Class C	118,417
Transfer Agent Fees	298,958
Reports to Shareholders	62,862
Professional Fees	40,085
Accounting and Administrative Expenses	34,266
Registration Fees	29,232
Trustees’ Fees and Related Expenses	17,180
Custody	11,630
Other	12,426

Total Expenses	1,889,627
Expense Reduction	532

Net Expenses	1,889,095

Net Investment Loss	$(409,017)

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$6,955,153
Foreign Currency Transactions	(30,358)

Net Realized Gain	6,924,795

Unrealized Appreciation/Depreciation:
Beginning of the Period	29,984,322

End of the Period:
Investments	53,589,818
Foreign Currency Translation	4,322

53,594,140

Net Unrealized Appreciation During the Period	23,609,818

Net Realized and Unrealized Gain	$30,534,613

Net Increase in Net Assets From Operations	$30,125,596

13
See Notes to Financial Statements

Van Kampen American Franchise Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	February 28, 2010	August 31, 2009

From Investment Activities:
Operations:
Net Investment Income/Loss	$(409,017)	$3,443,820
Net Realized Gain/Loss	6,924,795	(90,771,161)
Net Unrealized Appreciation During the Period	23,609,818	49,533,241

Change in Net Assets from Operations	30,125,596	(37,794,100)

Distributions from Net Investment Income:
Class A Shares	(2,517,727)	(4,110,002)
Class B Shares	(162,720)	(269,527)
Class C Shares	(152,378)	(281,286)
Class I Shares	(39,480)	(29,245)

Total Distributions	(2,872,305)	(4,690,060)

Net Change in Net Assets from Investment Activities	27,253,291	(42,484,160)

From Capital Transactions:
Proceeds from Shares Sold	14,898,218	98,653,024
Net Asset Value of Shares Issued Through Dividend Reinvestment	2,791,563	4,284,372
Cost of Shares Repurchased	(51,550,179)	(106,411,396)

Net Change in Net Assets from Capital Transactions	(33,860,398)	(3,474,000)

Total Decrease in Net Assets	(6,607,107)	(45,958,160)
Net Assets:
Beginning of the Period	250,106,299	296,064,459

End of the Period (Including accumulated undistributed net investment income of $(496,760) and $2,784,562, respectively)	$243,499,192	$250,106,299

14
See Notes to Financial Statements

Van Kampen American Franchise Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months							June 23, 2005
	Ended							(Commencement
	February 28,		Year Ended August 31,					of Operations) to
Class A Shares	2010		2009	2008	2007		2006	August 31, 2005

Net Asset Value, Beginning of the Period	$8.87		$10.23	$12.19	$11.41		$10.17	$10.00

Net Investment Income/Loss (a)	(0.01)		0.13	0.13	0.36		0.15	0.02
Net Realized and Unrealized Gain/Loss	1.12		(1.33)	(1.20)	0.52		1.15	0.15

Total from Investment Operations	1.11		(1.20)	(1.07)	0.88		1.30	0.17

Less:
Distributions from Net Investment Income	0.12		0.16	0.31	0.10		0.06	-0-
Distributions from Net Realized Gain	-0-		-0-	0.58	-0-	(b)	-0-	-0-

Total Distributions	0.12		0.16	0.89	0.10		0.06	-0-

Net Asset Value, End of the Period	$9.86		$8.87	$10.23	$12.19		$11.41	$10.17

Total Return* (c)	12.55%	**	–11.40%	–9.31%	7.75%		12.80%	1.70% **
Net Assets at End of the Period (In millions)	$191.5		$200.1	$241.0	$394.0		$173.7	$40.2
Ratio of Expenses to Average Net Assets* (d)	1.35%		1.35%	1.24%	1.19%		1.36%	1.38%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.18%	)	1.60%	1.22%	2.93%		1.39%	1.03%
Portfolio Turnover	6%	**	105%	18%	39%		17%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	1.35%		1.41%	N/A	N/A		1.46%	3.97%
Ratio of Net Investment Income/Loss to Average Net Assets	(0.18%	)	1.54%	N/A	N/A		1.29%	(1.56% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% and 0.03% for the periods ended August 31, 2006 and August 31, 2005, respectively.

N/A=Not Applicable

15
See Notes to Financial Statements

Van Kampen American Franchise Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months							June 23, 2005
	Ended							(Commencement
	February 28,		Year Ended August 31,					of Operations) to
Class B Shares	2010		2009	2008	2007		2006	August 31, 2005

Net Asset Value, Beginning of the Period	$8.75		$10.08	$12.03	$11.30		$10.15	$10.00

Net Investment Income/Loss (a)	(0.04)		0.07	0.05	0.26		0.07	-0-	(b)
Net Realized and Unrealized Gain/Loss	1.09		(1.31)	(1.18)	0.53		1.13	0.15

Total from Investment Operations	1.05		(1.24)	(1.13)	0.79		1.20	0.15

Less:
Distributions from Net Investment Income	0.06		0.09	0.24	0.06		0.05	-0-
Distributions from Net Realized Gain	-0-		-0-	0.58	-0-	(b)	-0-	-0-

Total Distributions	0.06		0.09	0.82	0.06		0.05	-0-

Net Asset Value, End of the Period	$9.74		$8.75	$10.08	$12.03		$11.30	$10.15

Total Return* (c)	12.04%	**	–12.09%	–9.98%	7.01%		11.90%	1.50%	**
Net Assets at End of the Period (In millions)	$24.2		$23.5	$28.3	$38.4		$19.5	$4.1
Ratio of Expenses to Average Net Assets* (d)	2.10%		2.10%	2.00%	1.95%		2.11%	2.13%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.94%	)	0.86%	0.45%	2.15%		0.65%	0.27%
Portfolio Turnover	6%	**	105%	18%	39%		17%	0%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	2.10%		2.16%	N/A	N/A		2.21%	5.69%
Ratio of Net Investment Income/Loss to Average Net Assets	(0.94%	)	0.80%	N/A	N/A		0.55%	(3.28%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% and 0.03% for the periods ended August 31, 2006 and August 31, 2005, respectively.

N/A=Not Applicable

16
See Notes to Financial Statements

Van Kampen American Franchise Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months								June 23, 2005
	Ended								(Commencement of
	February 28,			Year Ended August 31,					Operations) to
Class C Shares	2010		2009	2008		2007		2006	August 31, 2005

Net Asset Value, Beginning of the Period	$8.76		$10.10	$12.02		$11.30		$10.15	$10.00

Net Investment Income/Loss (a)	(0.04)		0.06	0.06		0.26		0.07	-0-	(b)
Net Realized and Unrealized Gain/Loss	1.11		(1.30)	(1.18)		0.53		1.13	0.15

Total from Investment Operations	1.07		(1.24)	(1.12)		0.79		1.20	0.15

Less:
Distributions from Net Investment Income	0.06		0.10	0.22		0.07		0.05	-0-
Distributions from Net Realized Gain	-0-		-0-	0.58		-0-	(b)	-0-	-0-

Total Distributions	0.06		0.10	0.80		0.07		0.05	-0-

Net Asset Value, End of the Period	$9.77		$8.76	$10.10		$12.02		$11.30	$10.15

Total Return* (c)	12.17%	(d)**	–12.11%	–9.89%	(d)	6.99%		11.91%	1.50%	**
Net Assets at End of the Period (In millions)	$25.4		$25.1	$26.6		$46.4		$24.8	$4.0
Ratio of Expenses to Average Net Assets* (e)	2.01%	(d)	2.16%	1.92%	(d)	1.95%		2.11%	2.13%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.85%	)(d)	0.78%	0.55%	(d)	2.15%		0.64%	0.25%
Portfolio Turnover	6%	**	105%	18%		39%		17%	0%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (e)	2.01%	(d)	2.22%	N/A		N/A		2.21%	5.69%
Ratio of Net Investment Income/Loss to Average Net Assets	(0.85%	)(d)	0.72%	N/A		N/A		0.54%	(3.31%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 5 in the Notes to Financial Statements).

(e)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% and 0.03% for the periods ended August 31, 2006 and August 31, 2005, respectively.

N/A=Not Applicable

17
See Notes to Financial Statements

Van Kampen American Franchise Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months						June 23, 2005
	Ended						(Commencement
	February 28,	Year Ended August 31,					of Operations) to
Class I Shares	2010	2009	2008	2007		2006	August 31, 2005

Net Asset Value, Beginning of the Period	$8.91	$10.27	$12.23	$11.44		$10.17	$10.00

Net Investment Income/Loss (a)	-0- (b)	0.14	0.18	0.42		0.18	0.01
Net Realized and Unrealized Gain/Loss	1.11	(1.31)	(1.22)	0.48		1.15	0.16

Total from Investment Operations	1.11	(1.17)	(1.04)	0.90		1.33	0.17

Less:
Distributions from Net Investment Income	0.14	0.19	0.34	0.11		0.06	-0-
Distributions from Net Realized Gain	-0-	-0-	0.58	-0-	(b)	-0-	-0-

Total Distributions	0.14	0.19	0.92	0.11		0.06	-0-

Net Asset Value, End of the Period	$9.88	$8.91	$10.27	$12.23		$11.44	$10.17

Total Return* (c)	12.52% **	–11.07%	–9.05%	7.93%		13.22%	1.60% **
Net Assets at End of the Period (In millions)	$2.5	$1.5	$0.1	$1.6		$1.0	$0.1
Ratio of Expenses to Average Net Assets* (d)	1.10%	1.10%	1.00%	0.93%		1.11%	1.13%
Ratio of Net Investment Income to Average Net Assets*	0.02%	1.77%	1.65%	3.42%		1.79%	0.76%
Portfolio Turnover	6% **	105%	18%	39%		17%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	1.10%	1.18%	N/A	N/A		1.21%	6.94%
Ratio of Net Investment Income/Loss to Average Net Assets	0.02%	1.69%	N/A	N/A		1.69%	(5.05% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% and 0.03% for the periods ended August 31, 2006 and August 31, 2005, respectively.

N/A=Not Applicable

18
See Notes to Financial Statements

Van Kampen American Franchise Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)

1. Significant Accounting Policies
Van Kampen American Franchise Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust II, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests primarily in equity securities of U.S. issuers that, in the judgment of the Fund’s portfolio management team have, among other things, resilient business franchises and growth potential. The Fund commenced investment operations on June 23, 2005. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

19

Van Kampen American Franchise Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distributions and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains

20

Van Kampen American Franchise Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended August 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $39,233,333, which will expire according to the following schedule:

Amount	Expiration

$3,318,019	August 31, 2016
35,915,314	August 31, 2017

At February 28, 2010, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$191,196,694

Gross tax unrealized appreciation	$53,925,714
Gross tax unrealized depreciation	(808,102)

Net tax unrealized appreciation on investments	$53,117,612

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the year ended August 31, 2009 was as follows:

Distributions paid from:
Ordinary income	$4,690,060
Long-term capital gain	-0-

$4,690,060

As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,870,622

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

21

Van Kampen American Franchise Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on security transactions. Income and expense are translated at rates prevailing when accrued.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through April 16, 2010, the date the financial statement were effectively issued. Management has determined that there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.70%
Next $500 million	0.65%
Over $1 billion	0.60%

The Fund’s Adviser is currently waiving or reimbursing all or portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.35%, 2.10%, 2.01% and 1.10% for Classes A, B, C, and I Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the six months ended February 28, 2010, the Adviser reimbursed approximately $500 of its advisory fees or other expenses.
For the six months ended February 28, 2010, the Fund recognized expenses of approximately $5,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended February 28, 2010, the Fund recognized expenses of approximately $34,100 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.

22

Van Kampen American Franchise Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 2010, the Fund recognized expenses of approximately $58,600 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $38,300 are included in “Other” assets on the Statement of Assets and Liabilities at February 28, 2010. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended February 28, 2010, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $22,000 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $39,800. Sales charges do not represent expenses of the Fund.

23

Van Kampen American Franchise Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

3. Capital Transactions
For the six months ended February 28, 2010 and year ended August 31, 2009, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	February 28, 2010		August 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	1,126,989	$10,728,562	10,262,168	$80,713,964
Class B	134,093	1,286,176	846,247	6,505,002
Class C	109,501	1,052,299	1,254,211	9,691,211
Class I	192,048	1,831,181	223,949	1,742,847

Total Sales	1,562,631	$14,898,218	12,586,575	$98,653,024

Dividend Reinvestment:
Class A	254,295	$2,479,382	505,826	$3,743,187
Class B	16,396	158,221	35,704	262,070
Class C	14,122	136,561	34,206	251,415
Class I	1,781	17,399	3,738	27,700

Total Dividend Reinvestment	286,594	$2,791,563	579,474	$4,284,372

Repurchases:
Class A	(4,509,939)	$(43,475,907)	(11,771,734)	$(89,993,407)
Class B	(352,347)	(3,374,220)	(1,011,800)	(7,700,871)
Class C	(384,239)	(3,693,783)	(1,061,620)	(8,148,482)
Class I	(103,985)	(1,006,269)	(75,308)	(568,636)

Total Repurchases	(5,350,510)	$(51,550,179)	(13,920,462)	$(106,411,396)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $15,261,395 and $53,638,667, respectively.

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $392,200 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

24

Van Kampen American Franchise Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Significant Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell most of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (the “Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investment Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved, subject to shareholder approval, that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco that has substantially the same investment objective, principal investment strategies and risks as the Fund (the “Reorganization”). The proposed Reorganization will be presented to shareholders of the Fund at a special meeting of shareholders. If shareholders of the Fund approve the Reorganization and certain other conditions to the closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

8. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

25

Van Kampen American Franchise Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

26

Your Notes

Your Notes

Your Notes

Van Kampen American Franchise Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

(continued on next page)

Van Kampen American Franchise Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

(continued on next page)

Van Kampen American Franchise Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

(continued on next page)

Van Kampen American Franchise Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen American Franchise Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

146, 246, 346, 646
AMFRSAN 04/10
IU10-01494P-Y02/10

SEMIANNUAL REPORT

February 28, 2010

MUTUAL FUNDS Van Kampen International Growth Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen International Growth Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of February 28, 2010.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

Pursuant to an agreement and plan of reorganization between Van Kampen International Growth Fund and 1838 International Equity Fund, on December 16, 2005, Van Kampen International Growth Fund acquired substantially all of the assets and substantially all of the liabilities of the 1838 International Equity Fund in exchange for Class I shares of Van Kampen International Growth Fund. As a result of the reorganization, Class I shares of Van Kampen International Growth Fund are the accounting successor of the 1838 International Equity Fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 2/28/10 (Unaudited)

	A Shares		B Shares		C Shares		I Shares*	R Shares
	since 12/19/05		since 12/19/05		since 12/19/05		since 8/3/95	since 3/20/07
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales	w/o sales
Total Returns	charges	charges	charges	charges	charges	charges	charges	charges

Since Inception	–0.35%	–1.74%	–0.92%	–1.26%	–1.08%	–1.08%	5.61%	–9.15%

10-year	—	—	—	—	—	—	1.28	—

5-year	—	—	—	—	—	—	2.57	—

1-year	61.48	52.13	60.31	55.31	60.27	59.27	61.80	61.01

6-month	5.60	–0.50	5.25	0.25	5.30	4.30	5.74	5.50

Gross Expense Ratio	1.40%		2.15%		2.15%		1.15%	1.65%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund’s fiscal year-end as outlined in the fund’s current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

*	Pursuant to an agreement and plan of reorganization between the Van Kampen International Growth Fund and 1838 International Equity Fund (the “Predecessor Fund”), on December 16, 2005, the Van Kampen International Growth Fund acquired substantially all of the assets and substantially all of the liabilities of the Predecessor Fund in exchange for Class I shares of the Van Kampen International Growth Fund. As a result of the reorganization, Class I shares of the Van Kampen International Growth Fund are the accounting successor of the Predecessor Fund. Class I shares of the Van Kampen International Growth Fund for the period prior to the reorganization reflects the historical performance information of the shares of the Predecessor Fund.

Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund’s average daily net assets for Class A shares and up to 1.00 percent per year of the fund’s average daily net assets for Class B and C shares. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Class R shares are available for purchase exclusively by investors through certain tax-exempt retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares are offered without any upfront or deferred sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent per year of the fund’s average daily net assets for Class R shares. Figures shown above assume reinvestment of all distributions. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an Index.

1

Fund Report
For the six-month period ended February 28, 2010

Market Conditions

During the six-month period ended February 28, 2010, international equity markets continued to recover, albeit at a much slower pace and with more volatility than in the Fund’s previous fiscal period.

While investors were bolstered by positive economic indicators such as the Eurozone’s first positive gross domestic product (GDP) growth quarter, the U.K.’s exit from recession, and continued growth in Asia (particularly China and Australia), there still appears to be widespread concern about the sustainability of recovery. The transition from stimulus-driven growth to demand-driven growth will be challenging with each central bank’s actions determined by domestic inflation risk, fiscal health, employment, and trade balance, and with fiscal stimulus potentially exhausted before the private sector is able to sustain economic growth on its own.

Within the Eurozone, the European Central Bank’s mandate has been complicated by the fiscal issues of Greece, Portugal and Ireland. In addition to impairing their own markets and economies, these countries’ issues may become the issues of their stronger Eurozone partners as doubt prevails about each country’s ability to independently solve its budget problems.

Asia continued to see solid economic growth. However, the central banks in China and India have raised banks’ reserve requirements and considered raising interest rates to head off inflation and asset price bubbles. While Japan has experienced a record-breaking increase in exports driven by Chinese demand and increased shipments to the U.S., frail domestic demand resulting from falling wages keeps its economy at risk of stumbling.

During this period of uneven recovery, international growth stocks, as represented by the MSCI EAFE Growth Index, outperformed international value stocks, as represented by the MSCI EAFE Value Index, by 6 percent for the six months ended February 28, 2010, indicating that investors have begun to shift their attention to fundamental quality and to focus on earnings growth.

2

Performance Analysis

All share classes of Van Kampen International Growth Fund outperformed the MSCI EAFE Index (the “Index”) for the six months ended February 28, 2010, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended February 28, 2010

Class A	Class B	Class C	Class I	Class R	MSCI EAFE Index

5.60%	5.25%	5.30%	5.74%	5.50%	0.72%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

For the period, the Fund’s outperformance relative to the Index was driven by strong returns from holdings primarily in these areas:

•	Within Europe, a holding in a global provider of mobile electricity generators, based in the United Kingdom, increased on reports of higher-than-anticipated earnings for 2009 and continued strong demand in emerging markets during 2010.

•	In Japan, a market-leading clothing retailer that designs and sells affordable, casual clothing gained on reports of significant increases in same store sales and company forecasted profits.

•	Outperformance in the emerging markets and the information technology sector was driven by a Chinese internet provider that has consistently grown revenues and earnings during the period, building on its leading social networking business by introducing internet gaming.

•	In consumer discretionary, a Japanese cable television provider holding gained on news that a Japanese mobile communications provider will acquire a minority stakeholder’s interest in the company. Concurrently, another minority stakeholder announced a tender offer to increase its stake.

However, the Fund underperformed elsewhere during the period:

•	Despite overall outperformance in Europe, a holding in a Greek bank decreased on deteriorating macroeconomic conditions and concerns about the Greek government’s fiscal issues.

•	Furthermore, the Fund underperformed in materials due to an underweight to the sector and not holding an international mining company that increased on takeover speculation. In our view, the mining company does not meet the Fund’s fundamental criteria due to its highly levered balance sheet.

3

Market Outlook

Despite continued mixed economic data, the Index posted gains four out of the past six months. Additionally, we are hearing signs of optimism during our conversations with company management teams. Early economic indicators such as restocking and increases in temporary employment are becoming more widespread. Furthermore, it is clear to us that many high-quality companies have effectively managed through the downturn and are returning to profitable growth. We continue to believe that investing in a portfolio of well-managed, high-quality growth companies may lead to long-term outperformance versus the benchmark and attractive return potential for our shareholders.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Top 10 Holdings as of 2/28/2010 (Unaudited)

Nestle SA	2.3%
Reckitt Benckiser PLC	2.0
DBS Group Holdings Ltd.	2.0
SGS SA	2.0
BHP Billiton Ltd.	2.0
Teva Pharmaceutical Industries Ltd.	1.9
BNP Paribas	1.9
Linde AG	1.9
Roche Holding AG	1.9
Nippon Electric Glass Co., Ltd.	1.8

Top Five Industries as of 2/28/2010 (Unaudited)

Diversified Banks	11.4%
Pharmaceuticals	4.9
Integrated Oil & Gas	4.3
Wireless Telecommunication Services	3.7
Life & Health Insurance	3.7

Summary of Investments by Country Classification as of 2/28/10 (Unaudited)

Japan	17.1%
United Kingdom	15.8
France	7.9
Switzerland	7.4
China	5.2
Australia	4.7
Germany	4.4
Spain	3.8
Finland	3.5
Singapore	3.2
Sweden	2.7
Canada	2.6
Greece	2.1
Portugal	2.1
Israel	1.9
Brazil	1.7
Ireland	1.6
Luxembourg	1.4
Austria	1.4
Norway	1.4
Mexico	1.3
India	1.1
(continued on next page)

5

Summary of Investments by Country Classification as of 2/28/10 (Unaudited)
(continued from previous page)

Belgium	1.1%
Italy	0.9
Egypt	0.9
Denmark	0.8
Republic of Korea (South Korea)	0.7

Total Long-Term Investments	98.7
Total Repurchase Agreements	0.2

Total Investments	98.9
Foreign Currency	0.0 *
Other Assets in Excess of Liabilities	1.1

Net Assets	100.0%

*	Amount is less than 0.1%.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of total net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

6

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

7

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

8

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 9/1/09 - 2/28/10.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	9/1/09	2/28/10	9/1/09-2/28/10

Class A
Actual	$1,000.00	$1,055.97	$6.58
Hypothetical	1,000.00	1,018.40	6.46
(5% annual return before expenses)

Class B
Actual	1,000.00	1,052.54	10.43
Hypothetical	1,000.00	1,014.63	10.24
(5% annual return before expenses)

Class C
Actual	1,000.00	1,053.02	10.38
Hypothetical	1,000.00	1,014.68	10.19
(5% annual return before expenses)

Class I
Actual	1,000.00	1,057.42	5.31
Hypothetical	1,000.00	1,019.64	5.21
(5% annual return before expenses)

Class R
Actual	1,000.00	1,055.04	7.85
Hypothetical	1,000.00	1,017.16	7.70
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.29%, 2.05%, 2.04%, 1.04% and 1.54% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratio for Class C Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

9

Van Kampen International Growth Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 98.7%
Australia 4.7%
BHP Billiton Ltd.	505,564	$18,621,859
CSL Ltd.	411,780	12,691,195
Westpac Banking Corp.	545,584	12,776,330

		44,089,384

Austria 1.4%
Vienna Insurance Group	271,187	13,068,176

Belgium 1.1%
Groupe Bruxelles Lambert SA	112,848	9,880,306

Brazil 1.7%
Petroleo Brasileiro SA—ADR	410,000	15,744,000

Canada 2.6%
Cameco Corp.	490,668	13,476,816
EnCana Corp.	343,085	11,245,962

		24,722,778

China 5.2%
China Construction Bank Corp., Class H	14,481,072	10,951,076
China Resources Power Holdings Co., Ltd.	5,640,024	11,204,263
Li & Fung Ltd.	2,930,000	13,626,766
Tencent Holdings Ltd.	619,948	12,155,921

		47,938,026

Denmark 0.8%
Vestas Wind Systems A/S (a)	143,389	7,083,400

Egypt 0.9%
Orascom Construction Industries—GDR	196,247	8,369,935

Finland 3.5%
Fortum Oyj	647,839	16,504,654
Kone Oyj, Class B	379,069	16,000,941

		32,505,595

France 7.9%
ArcelorMittal	411,677	15,678,865
AXA SA	550,250	11,077,632
BNP Paribas	250,383	18,113,827
LVMH Moet Hennessy Louis Vuitton SA	119,904	12,996,078
Total SA	282,694	15,774,445

		73,640,847

10
See Notes to Financial Statements

Van Kampen International Growth Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

	Number of
Description	Shares	Value

Germany 4.4%
Bayer AG	155,268	$10,289,846
Deutsche Bank AG	203,892	12,947,256
Linde AG	158,698	17,868,578

		41,105,680

Greece 2.1%
Coca-Cola Hellenic Bottling Co., SA	503,439	12,339,141
National Bank of Greece SA (a)	420,581	7,845,773

		20,184,914

India 1.1%
Reliance Industries Ltd.	476,476	10,117,041

Ireland 1.6%
Ryanair Holdings PLC—ADR (a)	543,770	14,937,362

Israel 1.9%
Teva Pharmaceutical Industries Ltd.—ADR	304,944	18,299,689

Italy 0.9%
ENI SpA	394,667	8,904,692

Japan 17.1%
FamilyMart Co., Ltd.	287,568	9,214,993
Fast Retailing Co., Ltd.	71,543	12,078,845
Honda Motor Co., Ltd.	316,547	10,973,772
Jupiter Telecommunications Co., Ltd.	12,663	14,851,535
Komatsu Ltd.	624,945	12,548,842
Kurita Water Industries Ltd.	385,200	10,613,649
Nidec Corp.	162,902	15,823,561
Nippon Electric Glass Co., Ltd.	1,282,889	16,663,334
Rakuten, Inc.	17,432	13,440,171
Shin-Etsu Chemical Co., Ltd.	246,013	13,235,884
Shionogi & Co., Ltd.	491,022	10,031,008
Sony Financial Holdings, Inc.	2,919	8,502,867
Stanley Electric Co., Ltd.	692,561	12,721,701

		160,700,162

Luxembourg 1.4%
Millicom International Cellular SA	159,651	13,528,826

Mexico 1.3%
America Movil SAB de CV—ADR	270,665	12,063,539

Norway 1.4%
Storebrand ASA (a)	1,874,873	13,033,876

11
See Notes to Financial Statements

Van Kampen International Growth Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

	Number of
Description	Shares	Value

Portugal 2.1%
Banco Espirito Santo SA	1,792,889	$8,932,672
Jeronimo Martins SGPS SA	1,134,151	10,884,346

		19,817,018

Republic of Korea (South Korea) 0.7%
LG Electronics, Inc.	75,687	6,982,075

Singapore 3.2%
DBS Group Holdings Ltd.	1,891,004	18,833,361
Keppel Corp., Ltd.	1,901,499	11,376,259

		30,209,620

Spain 3.8%
Banco Santander SA	987,640	12,841,688
Industria de Diseno Textil SA	199,130	11,743,308
Red Electrica Corp. SA	217,173	10,929,577

		35,514,573

Sweden 2.7%
Investor AB, Class B	658,496	11,683,321
Tele2 AB, Class B	916,476	13,625,411

		25,308,732

Switzerland 7.4%
Nestle SA	427,586	21,274,817
Roche Holding AG	105,282	17,582,118
SGS SA	14,033	18,784,691
Syngenta AG	45,530	11,782,490

		69,424,116

United Kingdom 15.8%
Aggreko PLC	888,871	13,214,662
Autonomy Corp. PLC (a)	475,107	11,083,975
Cobham PLC	3,544,413	13,057,317
Prudential PLC	1,413,923	12,989,592
Reckitt Benckiser PLC	360,423	18,949,268
SABMiller PLC	487,093	12,774,768
Smith & Nephew PLC	1,317,976	13,534,986
Standard Chartered PLC	680,628	16,210,766
Tesco PLC	2,247,944	14,385,904
Vedanta Resources PLC	326,691	12,692,562
Vodafone Group PLC	4,403,812	9,498,268

		148,392,068

Total Long-Term Investments 98.7% (Cost $849,758,433)		925,566,430

12
See Notes to Financial Statements

Van Kampen International Growth Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Description	Value

Repurchase Agreements 0.2%
Banc of America Securities ($429,236 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.10%, dated 02/26/10, to be sold on 03/01/10 at $429,240)	$429,236
JPMorgan Chase & Co. ($1,827,505 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.09%, dated 02/26/10, to be sold on 03/01/10 at $1,827,519)	1,827,505
State Street Bank & Trust Co. ($84,259 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 02/26/10, to be sold on 03/01/10 at $84,259)	84,259

Total Repurchase Agreements 0.2% (Cost $2,341,000)	2,341,000

Total Investments 98.9% (Cost $852,099,433)	927,907,430

Foreign Currency 0.0% (Cost $40,775)	40,895

Other Assets in Excess of Liabilities 1.1%	9,865,195

Net Assets 100.0%	$937,813,520

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt
GDR—Global Depositary Receipt

13
See Notes to Financial Statements

Van Kampen International Growth Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
		Other	Significant
		Significant	Unobservable		Percent of
Investments	Quoted Prices	Observable Inputs	Inputs	Total	Net Assets

Investments in an Assets Position:
Common Stocks
Diversified Banks	$106,505,493	$—	$—	$106,505,493	11.4%
Pharmaceuticals	45,912,816	—	—	45,912,816	4.9
Integrated Oil & Gas	40,423,137	—	—	40,423,137	4.3
Wireless Telecommunication Services	35,090,633	—	—	35,090,633	3.7
Life & Health Insurance	34,526,335	—	—	34,526,335	3.7
Food Retail	34,485,243	—	—	34,485,243	3.7
Electronic Equipment Manufacturers	32,486,895	—	—	32,486,895	3.5
Diversified Commercial & Professional Services	31,999,352	—	—	31,999,352	3.4
Diversified Metals & Mining	31,314,421	—	—	31,314,421	3.3
Integrated Telecommunication Services	28,476,946	—	—	28,476,946	3.0
Electric Utilities	27,434,231	—	—	27,434,231	2.9
Industrial Machinery	26,614,589	—	—	26,614,589	2.8
Multi-Line Insurance	24,145,808	—	—	24,145,808	2.6
Apparel Retail	23,822,153	—	—	23,822,153	2.5
Multi-Sector Holdings	21,563,627	—	—	21,563,627	2.3
Packaged Foods & Meats	21,274,817	—	—	21,274,817	2.3
Household Products	18,949,269	—	—	18,949,269	2.0
Industrial Gases	17,868,579	—	—	17,868,579	1.9
Steel	15,678,865	—	—	15,678,865	1.7
Airlines	14,937,362	—	—	14,937,362	1.6
Distributors	13,626,766	—	—	13,626,766	1.5
Health Care Equipment	13,534,986	—	—	13,534,986	1.4
Coal & Consumable Fuels	13,476,815	—	—	13,476,815	1.4
Internet Retail	13,440,171	—	—	13,440,171	1.4
Specialty Chemicals	13,235,884	—	—	13,235,884	1.4
Aerospace & Defense	13,057,317	—	—	13,057,317	1.4
Apparel, Accessories & Luxury Goods	12,996,078	—	—	12,996,078	1.4
Diversified Capital Markets	12,947,256	—	—	12,947,256	1.4
Brewers	12,774,768	—	—	12,774,768	1.4
Auto Parts & Equipment	12,721,701	—	—	12,721,701	1.4
Biotechnology	12,691,195	—	—	12,691,195	1.3

14
See Notes to Financial Statements

Van Kampen International Growth Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

	Level 1	Level 2	Level 3
		Other	Significant
		Significant	Unobservable		Percent of
Investments	Quoted Prices	Observable Inputs	Inputs	Total	Net Assets

Common Stocks (continued)
Construction & Farm Machinery & Heavy Trucks	$12,548,842	$—	$—	$12,548,842	1.3%
Soft Drinks	12,339,141	—	—	12,339,141	1.3
Internet Software & Services	12,155,921	—	—	12,155,921	1.3
Fertilizers & Agricultural Chemicals	11,782,490	—	—	11,782,490	1.3
Industrial Conglomerates	11,376,259	—	—	11,376,259	1.2
Oil & Gas Exploration & Production	11,245,962	—	—	11,245,962	1.2
Independent Power Producers & Energy Traders	11,204,263	—	—	11,204,263	1.2
Application Software	11,083,975	—	—	11,083,975	1.2
Automobile Manufacturers	10,973,772	—	—	10,973,772	1.2
Diversified Chemicals	10,289,846	—	—	10,289,846	1.1
Oil & Gas Refining & Marketing	10,117,041	—	—	10,117,041	1.1
Construction & Engineering	8,369,935	—	—	8,369,935	0.9
Heavy Electrical Equipment	7,083,400	—	—	7,083,400	0.8
Consumer Electronics	6,982,075	—	—	6,982,075	0.7
Repurchase Agreements	—	2,341,000	—	2,341,000	0.2

Total Investments in an Asset Position	$925,566,430	$2,341,000	$—	$927,907,430	98.9%

15
See Notes to Financial Statements

Van Kampen International Growth Fund
Financial Statements

Statement of Assets and Liabilities
February 28, 2010 (Unaudited)

Assets:
Total Investments (Cost $852,099,433)	$927,907,430
Foreign Currency (Cost $40,775)	40,895
Cash	121
Receivables:
Investments Sold	7,203,499
Fund Shares Sold	3,814,993
Dividends	1,481,794
Other	64,512

Total Assets	940,513,244

Liabilities:
Payables:
Fund Shares Repurchased	1,458,382
Investment Advisory Fee	540,634
Distributor and Affiliates	205,697
Trustees’ Deferred Compensation and Retirement Plans	127,795
Accrued Expenses	367,216

Total Liabilities	2,699,724

Net Assets	$937,813,520

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$1,214,128,369
Net Unrealized Appreciation	75,803,276
Accumulated Undistributed Net Investment Income	(6,680,957)
Accumulated Net Realized Loss	(345,437,168)

Net Assets	$937,813,520

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $347,749,201 and 22,782,664 shares of beneficial interest issued and outstanding)	$15.26
Maximum sales charge (5.75%* of offering price)	0.93

Maximum offering price to public	$16.19

Class B Shares:
Net asset value and offering price per share (Based on net assets of $31,195,927 and 2,060,280 shares of beneficial interest issued and outstanding)	$15.14

Class C Shares:
Net asset value and offering price per share (Based on net assets of $18,086,174 and 1,191,905 shares of beneficial interest issued and outstanding)	$15.17

Class I Shares:
Net asset value and offering price per share (Based on net assets of $539,141,590 and 35,258,265 shares of beneficial interest issued and outstanding)	$15.29

Class R Shares:
Net asset value and offering price per share (Based on net assets of $1,640,628 and 108,195 shares of beneficial interest issued and outstanding)	$15.16

*	On sales of $50,000 or more, the sales charge will be reduced.

16
See Notes to Financial Statements

Van Kampen International Growth Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended February 28, 2010 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $475,828)	$6,753,955
Interest	7,718

Total Income	6,761,673

Expenses:
Investment Advisory Fee	3,755,284
Transfer Agent Fees	857,687
Distribution (12b-1) and Service Fees
Class A	463,988
Class B	163,693
Class C	96,834
Class R	3,521
Custody	183,058
Reports to Shareholders	150,761
Accounting and Administrative Expenses	98,239
Professional Fees	68,848
Registration Fees	55,234
Trustees’ Fees and Related Expenses	25,406
Other	21,085

Total Expenses	5,943,638

Net Investment Income	$818,035

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(17,829,904)
Foreign Currency Transactions	(28,859)

Net Realized Loss	(17,858,763)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(929,889)

End of the Period:
Investments	75,807,997
Foreign Currency Translation	(4,721)

75,803,276

Net Unrealized Appreciation During the Period	76,733,165

Net Realized and Unrealized Gain	$58,874,402

Net Increase in Net Assets From Operations	$59,692,437

17
See Notes to Financial Statements

Van Kampen International Growth Fund
Financial Statements  continued

Statement of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	February 28, 2010	August 31, 2009

From Investment Activities:
Operations:
Net Investment Income	$818,035	$9,327,367
Net Realized Loss	(17,858,763)	(291,095,120)
Net Unrealized Appreciation During the Period	76,733,165	63,185,684

Change in Net Assets from Operations	59,692,437	(218,582,069)

Distributions from Net Investment Income:
Class A Shares	(5,874,528)	(10,132,930)
Class B Shares	(338,686)	(454,198)
Class C Shares	(181,570)	(279,008)
Class I Shares	(9,541,470)	(9,402,472)
Class R Shares	(22,284)	(14,216)

Total Distributions	(15,958,538)	(20,282,824)

Net Change in Net Assets from Investment Activities	43,733,899	(238,864,893)

From Capital Transactions:
Proceeds from Shares Sold	268,661,484	478,175,914
Net Asset Value of Shares Issued Through Dividend Reinvestment	12,721,126	15,524,811
Cost of Shares Repurchased	(352,453,276)	(335,305,486)

Net Change in Net Assets from Capital Transactions	(71,070,666)	158,395,239

Total Decrease in Net Assets	(27,336,767)	(80,469,654)
Net Assets:
Beginning of the Period	965,150,287	1,045,619,941

End of the Period (Including accumulated undistributed net investment income of $(6,680,957) and $8,459,546, respectively)	$937,813,520	$965,150,287

18
See Notes to Financial Statements

Van Kampen International Growth Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months				December 19, 2005
	Ended				(Commencement of
	February 28,	Year Ended August 31,			Operations) to
Class A Shares	2010	2009	2008	2007	August 31, 2006

Net Asset Value, Beginning of the Period	$14.68	$19.28	$22.77	$18.77	$16.47

Net Investment Income (a)	-0-	0.14	0.43	0.18	0.15
Net Realized and Unrealized Gain/Loss	0.83	(4.40)	(3.59)	3.88	2.15

Total from Investment Operations	0.83	(4.26)	(3.16)	4.06	2.30

Less:
Distributions from Net Investment Income	0.25	0.34	0.10	0.06	-0-
Distributions from Net Realized Gain	-0-	-0-	0.23	-0-	-0-

Total Distributions	0.25	0.34	0.33	0.06	-0-

Net Asset Value, End of the Period	$15.26	$14.68	$19.28	$22.77	$18.77

Total Return* (b)	5.60% **	–21.59%	–14.17%	21.65%	13.96% **
Net Assets at End of the Period (In millions)	$347.7	$376.5	$638.6	$583.0	$209.4
Ratio of Expenses to Average Net Assets* (c)	1.29%	1.39%	1.26%	1.31%	1.52%
Ratio of Net Investment Income to Average Net Assets*	0.06%	1.14%	1.93%	0.82%	1.22%
Portfolio Turnover	21% **	45%	38%	21%	14% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A	N/A	N/A	N/A	1.80%
Ratio of Net Investment Income to Average Net Assets	N/A	N/A	N/A	N/A	0.94%

**	Non-annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% for the period ended August 31, 2006.

N/A =Not Applicable

19
See Notes to Financial Statements

Van Kampen International Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months				December 19, 2005
	Ended				(Commencement of
	February 28,	Year Ended August 31,			Operations) to
Class B Shares	2010	2009	2008	2007	August 31, 2006

Net Asset Value, Beginning of the Period	$14.53	$18.99	$22.52	$18.68	$16.47

Net Investment Income/Loss (a)	(0.05)	0.05	0.25	0.01	0.05
Net Realized and Unrealized Gain/Loss	0.82	(4.32)	(3.55)	3.86	2.16

Total from Investment Operations	0.77	(4.27)	(3.30)	3.87	2.21

Less:
Distributions from Net Investment Income	0.16	0.19	-0-	0.03	-0-
Distributions from Net Realized Gain	-0-	-0-	0.23	-0-	-0-

Total Distributions	0.16	0.19	0.23	0.03	-0-

Net Asset Value, End of the Period	$15.14	$14.53	$18.99	$22.52	$18.68

Total Return* (b)	5.25% **	–22.25%	–14.82%	20.73%	13.42% **
Net Assets at End of the Period (In millions)	$31.2	$30.8	$51.0	$49.8	$18.5
Ratio of Expenses to Average Net Assets* (c)	2.05%	2.15%	2.01%	2.07%	2.27%
Ratio of Net Investment Income/loss to Average Net Assets*	(0.71% )	0.39%	1.15%	0.05%	0.43%
Portfolio Turnover	21% **	45%	38%	21%	14% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A	N/A	N/A	N/A	2.53%
Ratio of Net Investment Income to Average Net Assets	N/A	N/A	N/A	N/A	0.17%

**	Non-annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% for the period ended August 31, 2006.

N/A =Not Applicable

20
See Notes to Financial Statements

Van Kampen International Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months						December 19, 2005
	Ended						(Commencement of
	February 28,		Year Ended August 31,				Operations) to
Class C Shares	2010		2009		2008	2007	August 31, 2006

Net Asset Value, Beginning of the Period	$14.55		$18.99		$22.53	$18.68	$16.47

Net Investment Income/Loss (a)	(0.05)		0.05		0.25	0.02	0.05
Net Realized and Unrealized Gain/Loss	0.82		(4.32)		(3.54)	3.86	2.16

Total from Investment Operations	0.77		(4.27)		(3.29)	3.88	2.21

Less:
Distributions from Net Investment Income	0.15		0.17		0.02	0.03	-0-
Distributions from Net Realized Gain	-0-		-0-		0.23	-0-	-0-

Total Distributions	0.15		0.17		0.25	0.03	-0-

Net Asset Value, End of the Period	$15.17		$14.55		$18.99	$22.53	$18.68

Total Return* (b)	5.30%(d	)**	–22.20%	(d)	–14.83%	20.77%	13.42% **
Net Assets at End of the Period (In millions)	$18.1		$19.8		$37.4	$32.0	$9.8
Ratio of Expenses to Average Net Assets* (c)	2.04%(d	)	2.14%	(d)	2.01%	2.06%	2.27%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.68%	) (d)	0.37%	(d)	1.16%	0.10%	0.42%
Portfolio Turnover	21%	**	45%		38%	21%	14% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A		N/A		N/A	N/A	2.51%
Ratio of Net Investment Income to Average Net Assets	N/A		N/A		N/A	N/A	0.19%

**	Non-annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% for the period ended August 31, 2006.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 6 in the Notes to Financial Statements).

N/A =Not Applicable

21
See Notes to Financial Statements

Van Kampen International Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended					Nov 1, 2005		Year Ended
	February 28,	Year Ended August 31,				to August 31,		October 31,
Class I Shares	2010	2009	2008	2007		2006		2005

Net Asset Value, Beginning of the Period	$14.72	$19.36	$22.85	$18.80		$15.36		$12.57

Net Investment Income	0.02 (a)	0.19 (a)	0.49 (a)	0.23	(a)	0.16	(a)	0.13
Net Realized and Unrealized Gain/Loss	0.83	(4.45)	(3.62)	3.89		3.33		2.66

Total from Investment Operations	0.85	(4.26)	(3.13)	4.12		3.49		2.79

Less:
Distributions from Net Investment Income	0.28	0.38	0.13	0.07		0.05		-0-
Distributions from Net Realized Gain	-0-	-0-	0.23	-0-		-0-		-0-

Total Distributions	0.28	0.38	0.36	0.07		0.05		-0-

Net Asset Value, End of the Period	$15.29	$14.72	$19.36	$22.85		$18.80		$15.36

Total Return* (b)	5.74% **	–21.42%	–13.95%	21.95%		22.68%	**	22.20%
Net Assets at End of the Period (In millions)	$539.1	$537.0	$317.9	$173.5		$46.8		$18.3
Ratio of Expenses to Average Net Assets* (c)	1.04%	1.15%	1.01%	1.06%		1.27%		1.25%
Ratio of Net Investment Income to Average Net Assets*	0.31%	1.53%	2.20%	1.05%		1.14%		0.64%
Portfolio Turnover	21% **	45%	38%	21%		14%	**	17%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A	N/A	N/A	N/A		1.89%		2.37%
Ratio of Net Investment Income/Loss to Average Net Assets	N/A	N/A	N/A	N/A		0.52%		(0.48% )

**	Non-annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% for the period ended August 31, 2006.

N/A =Not Applicable

22
See Notes to Financial Statements

Van Kampen International Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months			March 20, 2007
	Ended			(Commencement of
	February 28,	Year Ended August 31,		Operations) to
Class R Shares	2010	2009	2008	August 31, 2007

Net Asset Value, Beginning of the Period	$14.59	$19.21	$22.74	$21.30

Net Investment Income/Loss (a)	(0.02)	0.12	0.33	0.05
Net Realized and Unrealized Gain/Loss	0.83	(4.41)	(3.54)	1.39

Total from Investment Operations	0.81	(4.29)	(3.21)	1.44

Less:
Distributions from Net Investment Income	0.24	0.33	0.09	-0-
Distributions from Net Realized Gain	-0-	-0-	0.23	-0-

Total Distributions	0.24	0.33	0.32	-0-

Net Asset Value, End of the Period	$15.16	$14.59	$19.21	$22.74

Total Return (b)	5.50% *	–21.84%	–14.36%	6.76% *
Net Assets at End of the Period (In millions)	$1.6	$1.1	$0.7	$0.3
Ratio of Expenses to Average Net Assets	1.54%	1.64%	1.52%	1.54%
Ratio of Net Investment Income/Loss to Average Net Assets	(0.22% )	0.96%	1.50%	0.53%
Portfolio Turnover	21% *	45%	38%	21% *

*	Non-annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

23
See Notes to Financial Statements

Van Kampen International Growth Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)

1. Significant Accounting Policies
Van Kampen International Growth Fund (the “Fund”), is organized as a series of the Van Kampen Equity Trust II, a Delaware statutory trust and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital appreciation, with a secondary objective of income. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of issuers located in countries other than the United States. The Class I Shares of the Fund commenced operations on December 16, 2005. Pursuant to an agreement and plan of reorganization between the Fund and 1838 International Equity Fund, at the close of business on December 16, 2005, the Fund acquired substantially all of the net assets of the 1838 International Equity Fund in exchange for Class I Shares of the Fund through a tax-free exchange under Section 368 of the Internal Revenue Code. As a result of the reorganization, Class I Shares of the Fund became the accounting successor of the 1838 International Equity Fund and the fiscal year end changed from October 31 to August 31. The 1838 International Equity Fund commenced operations on August 3, 1995. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares, and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange

24

Van Kampen International Growth Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

(NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Forward foreign currency contracts are valued using quoted foreign exchange rates.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

25

Van Kampen International Growth Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service. Generally, each of the tax years in the four year period ended August 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against future realized capital gains. At August 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $67,545,833, which will expire on August 31, 2017.
At February 28, 2010, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$867,105,339

Gross tax unrealized appreciation	$119,972,899
Gross tax unrealized depreciation	(59,170,808)

Net tax unrealized appreciation on investments	$60,802,091

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the year ended August 31, 2009 was as follows:

Distributions paid from:
Ordinary income	$20,282,824

As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$15,434,042

26

Van Kampen International Growth Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

Net realized gains and losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. The unrealized gains and losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on foreign currency transactions on the Statement of Operations include the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through April 16, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $1 billion	0.75%
Over $1 billion	0.70%

For the six months ended February 28, 2010, the Fund recognized expenses of approximately $15,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended February 28, 2010, the Fund recognized expenses of approximately $63,700 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 2010, the

27

Van Kampen International Growth Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

Fund recognized expenses of approximately $126,200 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $60,600 are included in “Other” assets on the Statement of Assets and Liabilities at February 28, 2010. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended February 28, 2010 , Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $91,800 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $37,000. Sales charges do not represent expenses of the Fund.

28

Van Kampen International Growth Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

3. Capital Transactions
For the six months ended February 28, 2010 and the year ended August 31, 2009, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	February 28, 2010		August 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	2,001,866	$31,419,744	6,247,420	$77,237,345
Class B	217,455	3,383,660	409,092	5,050,383
Class C	75,723	1,168,790	273,896	3,415,685
Class I	14,844,151	231,950,878	30,499,933	391,820,197
Class R	47,649	738,412	53,038	652,304

Total Sales	17,186,844	$268,661,484	37,483,379	$478,175,914

Dividend Reinvestment:
Class A	365,195	$5,740,874	835,473	$9,407,433
Class B	20,944	327,145	38,983	437,001
Class C	10,046	157,219	20,858	234,241
Class I	411,284	6,473,604	482,119	5,433,477
Class R	1,426	22,284	1,129	12,659

Total Dividend Reinvestment	808,895	$12,721,126	1,378,562	$15,524,811

Repurchases:
Class A	(5,234,022)	$(81,690,601)	(14,561,924)	$(179,398,561)
Class B	(296,272)	(4,586,307)	(1,016,019)	(12,355,029)
Class C	(252,000)	(3,895,656)	(904,029)	(11,304,957)
Class I	(16,483,968)	(261,997,409)	(10,911,500)	(132,070,106)
Class R	(18,450)	(283,303)	(15,181)	(176,833)

Total Repurchases	(22,284,712)	$(352,453,276)	(27,408,653)	$(335,305,486)

4. Redemption Fee
The Fund will assess a 2% redemption fee on proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended February 28, 2010, the Fund received redemption fees of approximately $10,300, which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $202,176,950 and $281,361,004, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the

29

Van Kampen International Growth Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $375,000 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Significant Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell most of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (the “Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved, subject to shareholder approval, that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco, that has substantially the same investment objective, principal investment strategies and risks as the Fund (the “Reorganization”). The proposed Reorganization will be presented to shareholders of the Fund at a special meeting of shareholders. If shareholders of the Fund approve the Reorganization and certain other conditions to closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

9. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and

30

Van Kampen International Growth Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

31

Van Kampen International Growth Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

32

Your Notes

Van Kampen International Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen International Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen International Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

34, 134, 234, 634, 334
IGFSAN 04/10
IU10-01505P-Y02/10

SEMIANNUAL REPORT

February 28, 2010

MUTUAL FUNDS Van Kampen Equity Premium Income Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Equity Premium Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of February 28, 2010.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 2/28/10 (Unaudited)

	A Shares		B Shares		C Shares		I Shares
	since 6/26/06		since 6/26/06		since 6/26/06		since 6/26/06
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	–0.08%	–1.68%	–0.84%	–1.39%	–0.84%	–0.84%	0.11%

1-year	54.14	45.30	52.98	47.98	52.98	51.98	54.33

6-month	10.56	4.17	10.01	5.01	10.01	9.01	10.53

Gross Expense Ratio	1.40%		2.16%		2.15%		1.12%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund’s fiscal year-end as outlined in the fund’s current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund’s average daily net assets for Class A shares and up to 1.00 percent per year of the fund’s average daily net assets for Class B and C shares. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all distributions. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The CBOE S&P 500® BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index. BXM is a passive total return index based on (1) buying an S&P 500 index portfolio, and (2) “writing” (or selling) the near-term S&P 500® Index (SPXsm) “covered” call option, generally on the third Friday of each month. The SPXsm call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPXsm call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written. The Indices are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the six-month period ended February 28, 2010

Market Conditions

During the second half of 2009 and early part of 2010, the U.S. economic decline halted and turned around with help from a barrage of fiscal and monetary stimulus programs from the Treasury and the Federal Reserve. As investors became more confident that the government would do what was necessary to get the economy back on its feet, they returned to riskier assets—investment grade bonds, high yield bonds and equities which posted large gains for the second half of 2009. There was a “junk” rally in equities, with small-capitalization stocks outperforming large capitalization, and high-beta stocks outperforming low beta.

U.S. real gross domestic product posted gains in both the third and fourth quarters of 2009, but given the severity of the credit-induced downturn and its detrimental effect on the financial industry, we believe the gains were smaller than they otherwise would have been in a more “normal” recovery scenario. The economic expansion was led by the manufacturing industry, with the Institute for Supply Management (ISM) index bottoming in December 2008 and rising into expansionary territory by August 2009. Exports and corporate capital expenditures led the way. However, the service industry lagged behind. The ISM Non-Manufacturing index bottomed in November of 2008, reached the border between expansion and contraction by September 2009, and then moved sideways for several months.

Despite the improvement in the economy and capital markets, the recovery remains fragile. The unemployment rate peaked at 10.1 percent, but declined to 9.7 percent by February 2010, mostly because workers have left the workforce. Bank lending to consumers and small businesses, having tightened aggressively, has yet to moderate, though bank credit is available to large corporations.

Performance Analysis

All share classes of Van Kampen Equity Premium Income Fund outperformed the CBOE S&P 500® BuyWrite Index (the “Index”), the S&P 500® Index and the 75% CBOE BXM Index/25% S&P 500® Index for the six months ended February 28, 2010, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended February 28, 2010

				CBOE		75% CBOE
				S&P 500®		BXM Index/
				BuyWrite	S&P 500®	25% S&P 500®
Class A	Class B	Class C	Class I	Index	Index	Index

10.56%	10.01%	10.01%	10.53%	9.61%	9.32%	9.55%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The Fund’s outperformance during the period relative to the Index was attributable to the options portfolio. We remained active with the options portfolio, employing several strategies to manage risk and return in the Fund. First, we used an option hedging strategy called delta hedging that seeks to reduce the losses of written call options during market rallies. We also rolled the options to higher strike prices, which can help reduce the losses realized on a written call option if the market rises and remains at an elevated level relative to the option’s strike price on option expiration. Finally, during market declines, we utilized beta matching, a strategy which brings the beta of the Fund in-line with that of the Index to avoid excess market exposure relative to the Index.

The underlying stock portfolio modestly underperformed the S&P 500® Index, due to stock selection. Detractors from relative performance were stock selection primarily in the consumer staples, financials, and industrials sectors. However, stock selection in energy, health care, and utilities contributed to relative performance for the period.

Market Outlook

Price-to-earnings (P/E) ratio contraction has begun, sooner than expected by the market consensus. The Chinese increase of bank reserve ratios, the U.S. financial policy initiatives, and the Eurozone troubles have resulted in some fiscal tightening and a rise in sovereign bond risk premiums, and all have contributed to a withdrawal of liquidity from the global economy. We believe developed markets’ sovereign yields are poised to rise further due to increased competition for credit from the private sector as the global economy recovers. This is likely to contribute to further P/E contraction and lower potential growth for developed economies. In addition, leading economic indicators seem to be peaking, which does not bode well for equities in the medium term as they usually decline when leading indicators peak. Europe will likely be most affected by its current crisis, but given the interrelationships across the global banking system, there is a possibility that the Eurozone trouble spreads beyond its borders. For now, however, the impact on the U.S. economy seems to be small.

In the U.S., corporate spending and exports are helping the economy recover from the recession. Forward-looking indicators of job growth seem to be signaling that an increase in employment is imminent, with the follow-on potential benefits of higher consumption and lower loan defaults. Our 2010 theme is growth dynamics in the energy, industrials, materials, technology and financial sectors.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

For the fiscal year ended August 31, 2009, we have determined that a portion of the Fund’s total distributions will be characterized as a return of capital for federal income tax purposes. A return of capital occurs when the aggregate amount of the Fund’s distributions exceed the Fund’s aggregate earnings and profits during its fiscal year. It is determined, at the end of the fiscal year, whether all, or a portion of the Fund’s distributions should be characterized as a return of capital.

When a return of capital occurs, some of the money an investor invested in the Fund is returned to the investor. Such return of capital distributions may decrease the Fund’s assets and may increase the Fund’s expense ratios. For Federal income tax purposes, returns of capital distributions are reported on Form 1099DIV. Information regarding return of capital is included in the financial statements of this report, and can also be found on www.vankampen.com.

Moreover, given past and current market conditions, we believe there is a strong likelihood that substantially all, if not all, of the distributions for fiscal year ended August 31, 2010 may be characterized as return of capital. The final characterization of such distributions will be determined at the fiscal year end of August 2010.

Top 10 Holdings as of 2/28/10 (Unaudited)

Exxon Mobil Corp.	2.7%
Microsoft Corp.	2.6
Apple, Inc.	2.4
Procter & Gamble Co.	2.1
Merck & Co., Inc.	2.1
IBM Corp.	1.9
Cisco Systems, Inc.	1.9
Bank of America Corp.	1.9
Hewlett-Packard Co.	1.7
JPMorgan Chase & Co.	1.6

Summary of Investments by Industry Classification as of 2/28/10 (Unaudited)

Computer Hardware	6.1%
Pharmaceuticals	5.7
Integrated Oil & Gas	5.7
Systems Software	4.0
Other Diversified Financial Services	3.5
Household Products	2.8
Aerospace & Defense	2.7
Oil & Gas Exploration & Production	2.7
Communications Equipment	2.6
Soft Drinks	2.5
Semiconductors	2.5
Health Care Equipment	2.4
Industrial Conglomerates	2.2
Tobacco	2.2
Internet Software & Services	1.9
Integrated Telecommunication Services	1.8
Property & Casualty Insurance	1.7
Health Care Services	1.7
Packaged Foods & Meats	1.7
Diversified Banks	1.6
Movies & Entertainment	1.5
Consumer Finance	1.4
Apparel Retail	1.4
Managed Health Care	1.4
Asset Management & Custody Banks	1.3
Electric Utilities	1.3
Industrial Machinery	1.3
Diversified Metals & Mining	1.2
Oil & Gas Equipment & Services	1.2
Construction & Farm Machinery & Heavy Trucks	1.2
Gas Utilities	1.1
Data Processing & Outsourced Services	1.1
Regional Banks	1.0
Life & Health Insurance	1.0
Hypermarkets & Super Centers	1.0
Oil & Gas Storage & Transportation	0.9
Electrical Components & Equipment	0.9
Internet Retail	0.9
Investment Banking & Brokerage	0.9
Airlines	0.8
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Summary of Investments by Industry Classification as of 2/28/10 (Unaudited)
(continued from previous page)

Diversified Chemicals	0.8%
Life Sciences Tools & Services	0.8
Drug Retail	0.7
Broadcasting—Diversified	0.7
Department Stores	0.7
Multi-Line Insurance	0.7
Wireless Telecommunication Services	0.7
Automobile Manufacturers	0.7
Railroads	0.6
Multi-Utilities	0.6
Paper Products	0.6
Health Care Distributors	0.6
Hotels, Resorts & Cruise Lines	0.5
Food Retail	0.5
Retail REIT’s	0.5
Application Software	0.5
Restaurants	0.5
Air Freight & Logistics	0.5
Household Appliances	0.4
Specialized Finance	0.4
Aluminum	0.4
Specialty Stores	0.4
Distillers & Vintners	0.4
Apparel, Accessories & Luxury Goods	0.4
IT Consulting & Other Services	0.4
Oil & Gas Drilling	0.4
Specialty Chemicals	0.4
Cable & Satellite	0.4
Home Furnishings	0.3
Industrial REIT’s	0.3
Commercial Printing	0.3
Personal Products	0.3
Industrial Gases	0.3
Electronic Equipment Manufacturers	0.3
Real Estate Management & Development	0.3
Thrifts & Mortgage Finance	0.3
Catalog Retail	0.2
Auto Parts & Equipment	0.2
Biotechnology	0.2
Residential REIT’s	0.2
Independent Power Producers & Energy Traders	0.2
Consumer Electronics	0.2
Alternative Carriers	0.2
Publishing	0.2
Coal & Consumable Fuels	0.1
Footwear	0.1
Oil & Gas Refining & Marketing	0.1
Casinos & Gaming	0.1
Steel	0.1
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Summary of Investments by Industry Classification as of 2/28/10 (Unaudited)
(continued from previous page)

Agricultural Products	0.0 *%
Health Care Supplies	0.0 *

Total Long-Term Investments	100.5
Total Repurchase Agreements	0.6

Total Investments	101.1
Liabilities in Excess of Other Assets	(0.3)
Written Options	(0.8)

Net Assets	100.0%

*	Amount is less than 0.1%.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 9/1/09 - 2/28/10.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	9/1/09	2/28/10	9/1/09-2/28/10

Class A
Actual	$1,000.00	$1,105.61	$6.47
Hypothetical	1,000.00	1,018.65	6.21
(5% annual return before expenses)

Class B
Actual	1,000.00	1,100.11	10.36
Hypothetical	1,000.00	1,014.93	9.94
(5% annual return before expenses)

Class C
Actual	1,000.00	1,100.15	10.36
Hypothetical	1,000.00	1,014.93	9.94
(5% annual return before expenses)

Class I
Actual	1,000.00	1,105.34	5.17
Hypothetical	1,000.00	1,019.89	4.96
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.24%, 1.99%, 1.99% and 0.99% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 100.5%
Aerospace & Defense 2.7%
BE Aerospace, Inc. (a)	23,759	$615,358
Boeing Co.	15,152	957,000
General Dynamics Corp.	12,508	907,455
Precision Castparts Corp.	9,374	1,056,919
Rockwell Collins, Inc.	16,000	900,480
United Technologies Corp.	14,200	974,830

		5,412,042

Agricultural Products 0.0%
Archer-Daniels-Midland Co.	1,105	32,443

Air Freight & Logistics 0.5%
FedEx Corp.	10,900	923,884

Airlines 0.8%
Continental Airlines, Inc., Class B (a)	30,431	628,704
Southwest Airlines Co.	74,300	934,694

		1,563,398

Alternative Carriers 0.2%
tw telecom, Inc., Class A (a)	24,300	386,127

Aluminum 0.4%
Alcoa, Inc.	57,689	767,264

Apparel, Accessories & Luxury Goods 0.4%
Polo Ralph Lauren Corp., Class A	4,473	357,527
VF Corp.	4,674	361,674

		719,201

Apparel Retail 1.4%
Abercrombie & Fitch Co., Class A	11,200	407,904
Chico’s FAS, Inc. (a)	440	5,962
Guess?, Inc.	8,063	328,890
Limited Brands, Inc.	39,000	862,290
TJX Cos., Inc.	19,200	799,296
Urban Outfitters, Inc. (a)	13,326	429,230

		2,833,572

Application Software 0.5%
Salesforce.com, Inc. (a)	14,645	995,128

Asset Management & Custody Banks 1.3%
Ameriprise Financial, Inc.	17,100	684,513
BlackRock, Inc.	1,800	393,840
Franklin Resources, Inc.	7,100	722,212
Invesco Ltd. (Bermuda)	17,781	348,508
T. Rowe Price Group, Inc.	9,855	499,550

		2,648,623

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

	Number of
Description	Shares	Value

Auto Parts & Equipment 0.2%
Autoliv, Inc.	9,967	$444,628

Automobile Manufacturers 0.7%
Ford Motor Co. (a)	110,900	1,301,966

Biotechnology 0.2%
Amgen, Inc. (a)	7,779	440,369

Broadcasting—Diversified 0.7%
Time Warner Cable, Inc.	19,788	923,902
Virgin Media, Inc.	31,500	510,300

		1,434,202

Cable & Satellite 0.4%
Scripps Networks Interactive, Inc., Class A	17,500	692,650

Casinos & Gaming 0.1%
Las Vegas Sands Corp. (a)	2,944	48,959
Wynn Resorts Ltd.	2,748	174,690

		223,649

Catalog Retail 0.2%
Liberty Media Corp.—Interactive, Class A (a)	37,800	475,902

Coal & Consumable Fuels 0.1%
Massey Energy Corp.	6,800	292,876

Commercial Printing 0.3%
R.R. Donnelley & Sons Co.	29,700	590,733

Communications Equipment 2.6%
Cisco Systems, Inc. (a)	156,942	3,818,399
Harris Corp.	11,200	506,464
Motorola, Inc. (a)	17,551	118,645
QUALCOMM, Inc.	16,399	601,679

		5,045,187

Computer Hardware 6.1%
Apple, Inc. (a)	22,932	4,692,346
Dell, Inc. (a)	14,851	196,478
Hewlett-Packard Co.	64,825	3,292,462
IBM Corp.	30,045	3,820,522

		12,001,808

Construction & Farm Machinery & Heavy Trucks 1.2%
Caterpillar, Inc.	25,300	1,443,365
Joy Global, Inc.	11,422	580,238
Manitowoc Co., Inc.	6,703	78,157
Terex Corp. (a)	11,000	214,170

		2,315,930

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

	Number of
Description	Shares	Value

Consumer Electronics 0.2%
Garmin Ltd. (Cayman Islands)	3,505	$111,985
Harman International Industries, Inc.	6,700	289,038

		401,023

Consumer Finance 1.4%
American Express Co.	55,661	2,125,694
Capital One Financial Corp.	18,900	713,475

		2,839,169

Data Processing & Outsourced Services 1.1%
MasterCard, Inc., Class A	2,900	650,673
Visa, Inc., Class A	16,800	1,432,704

		2,083,377

Department Stores 0.7%
Macy’s, Inc.	44,610	854,282
Nordstrom, Inc.	14,828	547,746

		1,402,028

Distillers & Vintners 0.4%
Brown-Forman Corp., Class B	14,200	743,512

Diversified Banks 1.6%
U.S. Bancorp	53,744	1,322,640
Wells Fargo & Co.	67,235	1,838,205

		3,160,845

Diversified Chemicals 0.8%
Dow Chemical Co.	35,000	990,850
Eastman Chemical Co.	8,908	530,471

		1,521,321

Diversified Metals & Mining 1.2%
Freeport-McMoRan Copper & Gold, Inc.	8,889	668,097
Peabody Energy Corp.	18,700	859,639
Rio Tinto PLC—ADR (United Kingdom)	4,204	873,591

		2,401,327

Drug Retail 0.7%
CVS Caremark Corp.	17,514	591,097
Walgreen Co.	24,012	846,183

		1,437,280

Electric Utilities 1.3%
American Electric Power Co., Inc.	27,200	914,464
Duke Energy Corp.	63,400	1,036,590
Pinnacle West Capital Corp.	18,800	684,508

		2,635,562

Electrical Components & Equipment 0.9%
Emerson Electric Co.	27,800	1,316,052
Hubbell, Inc., Class B	8,900	416,965

		1,733,017

Electronic Equipment Manufacturers 0.3%
Amphenol Corp., Class A	13,202	549,863

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

	Number of
Description	Shares	Value

Food Retail 0.5%
Safeway, Inc.	671	$16,721
SUPERVALU, Inc.	26,323	401,952
Whole Foods Market, Inc. (a)	17,057	605,353

		1,024,026

Footwear 0.1%
CROCS, Inc. (a)	7,665	54,038
NIKE, Inc., Class B	3,490	235,924

		289,962

Gas Utilities 1.1%
National Fuel Gas Co.	15,300	761,022
ONEOK, Inc.	15,700	695,981
Questar Corp.	17,677	742,257

		2,199,260

Health Care Distributors 0.6%
AmerisourceBergen Corp.	27,700	776,708
McKesson Corp.	5,700	337,155

		1,113,863

Health Care Equipment 2.4%
Hospira, Inc. (a)	23,600	1,234,988
Medtronic, Inc.	20,000	868,000
Stryker Corp.	26,072	1,384,423
Varian Medical Systems, Inc. (a)	9,800	479,906
Waters Corp. (a)	13,900	829,274

		4,796,591

Health Care Services 1.7%
DaVita, Inc. (a)	10,315	635,507
Express Scripts, Inc. (a)	16,159	1,551,425
Medco Health Solutions, Inc. (a)	19,257	1,217,813

		3,404,745

Health Care Supplies 0.0%
Inverness Medical Innovations, Inc. (a)	633	24,700

Home Furnishings 0.3%
Tempur-Pedic International, Inc. (a)	23,456	666,150

Hotels, Resorts & Cruise Lines 0.5%
Wyndham Worldwide Corp.	46,085	1,059,494

Household Appliances 0.4%
Whirlpool Corp.	9,162	771,074

Household Products 2.8%
Colgate-Palmolive Co.	13,700	1,136,278
Kimberly-Clark Corp.	3,507	213,015
Procter & Gamble Co.	66,500	4,208,120

		5,557,413

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

	Number of
Description	Shares	Value

Hypermarkets & Super Centers 1.0%
Costco Wholesale Corp.	8,800	$536,536
Wal-Mart Stores, Inc.	25,300	1,367,971

		1,904,507

Independent Power Producers & Energy Traders 0.2%
AES Corp. (a)	37,040	432,998

Industrial Conglomerates 2.2%
3M Co.	21,600	1,731,240
General Electric Co.	157,381	2,527,539

		4,258,779

Industrial Gases 0.3%
Air Products & Chemicals, Inc.	8,100	555,498

Industrial Machinery 1.3%
Danaher Corp.	10,600	784,082
Flowserve Corp.	3,200	320,288
Illinois Tool Works, Inc.	14,400	655,488
Pall Corp.	22,000	868,340

		2,628,198

Industrial REIT’s 0.3%
ProLogis	48,341	623,115

Integrated Oil & Gas 5.7%
Chevron Corp.	29,054	2,100,604
ConocoPhillips	39,977	1,918,896
Exxon Mobil Corp.	81,316	5,285,540
Occidental Petroleum Corp.	22,822	1,822,337

		11,127,377

Integrated Telecommunication Services 1.8%
AT&T, Inc.	98,787	2,450,905
Verizon Communications, Inc.	38,289	1,107,701

		3,558,606

Internet Retail 0.9%
Amazon.com, Inc. (a)	5,100	603,840
Expedia, Inc.	17,752	394,804
Priceline.com, Inc. (a)	3,200	725,632

		1,724,276

Internet Software & Services 1.9%
Akamai Technologies, Inc. (a)	18,500	486,550
Google, Inc., Class A (a)	5,351	2,818,907
WebMD Health Corp., Class A (a)	11,501	495,463

		3,800,920

Investment Banking & Brokerage 0.9%
Goldman Sachs Group, Inc.	7,007	1,095,544
Raymond James Financial, Inc.	22,800	589,608

		1,685,152

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

	Number of
Description	Shares	Value

IT Consulting & Other Services 0.4%
Cognizant Technology Solutions Corp., Class A (a)	14,852	$714,827

Life & Health Insurance 1.0%
Aflac, Inc.	21,853	1,080,631
Lincoln National Corp.	34,000	856,120

		1,936,751

Life Sciences Tools & Services 0.8%
Life Technologies Corp. (a)	18,044	915,914
Thermo Fisher Scientific, Inc. (a)	12,016	586,020

		1,501,934

Managed Health Care 1.4%
Humana, Inc. (a)	23,680	1,120,774
UnitedHealth Group, Inc.	11,900	402,934
WellPoint, Inc. (a)	18,381	1,137,233

		2,660,941

Movies & Entertainment 1.5%
News Corp., Class A	27,851	372,368
Time Warner, Inc.	33,415	970,372
Viacom, Inc., Class B (a)	22,100	655,265
Walt Disney Co.	33,089	1,033,700

		3,031,705

Multi-Line Insurance 0.7%
American International Group, Inc. (a)	1,603	39,706
Hartford Financial Services Group, Inc.	16,012	390,213
Loews Corp.	25,705	937,204

		1,367,123

Multi-Utilities 0.6%
CenterPoint Energy, Inc.	40,900	547,242
DTE Energy Co.	14,400	625,248

		1,172,490

Oil & Gas Drilling 0.4%
Atwood Oceanics, Inc. (a)	6,100	204,106
Nabors Industries Ltd. (Bermuda) (a)	22,897	504,650
Pride International, Inc. (a)	107	2,994

		711,750

Oil & Gas Equipment & Services 1.2%
Halliburton Co.	27,640	833,346
Helix Energy Solutions Group, Inc. (a)	7,839	90,227
Schlumberger Ltd. (Netherlands Antilles)	23,956	1,463,711

		2,387,284

Oil & Gas Exploration & Production 2.7%
Anadarko Petroleum Corp.	25,645	1,798,484
Apache Corp.	14,500	1,502,780
Concho Resources, Inc. (a)	14,900	692,105

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

	Number of
Description	Shares	Value

Oil & Gas Exploration & Production (Continued)
Devon Energy Corp.	3,100	$213,466
Pioneer Natural Resources Co.	25,000	1,166,250

		5,373,085

Oil & Gas Refining & Marketing 0.1%
Valero Energy Corp.	13,383	234,470

Oil & Gas Storage & Transportation 0.9%
Overseas Shipholding Group, Inc.	121	5,383
Spectra Energy Corp.	43,448	947,167
Williams Cos., Inc.	40,200	865,908

		1,818,458

Other Diversified Financial Services 3.5%
Bank of America Corp.	219,544	3,657,603
JPMorgan Chase & Co.	75,779	3,180,445

		6,838,048

Packaged Foods & Meats 1.7%
ConAgra Foods, Inc.	30,541	747,033
HJ Heinz Co.	17,700	812,430
Kellogg Co.	17,700	923,055
Kraft Foods, Inc., Class A	28,339	805,678

		3,288,196

Paper Products 0.6%
International Paper Co.	20,800	481,936
MeadWestvaco Corp.	28,600	656,084

		1,138,020

Personal Products 0.3%
Estee Lauder Cos., Inc., Class A	9,300	559,209

Pharmaceuticals 5.7%
Abbott Laboratories	8,700	472,236
Bristol-Myers Squibb Co.	35,469	869,345
Johnson & Johnson	40,851	2,573,613
Merck & Co., Inc.	111,483	4,111,493
Mylan, Inc. (a)	29,700	633,798
Pfizer, Inc.	151,746	2,663,142

		11,323,627

Property & Casualty Insurance 1.7%
Allstate Corp.	16,218	506,813
Berkshire Hathaway, Inc., Class B (a)	14,300	1,145,859
Chubb Corp.	9,511	479,925
Travelers Cos., Inc.	14,482	761,608
XL Capital Ltd., Class A (Cayman Islands)	30,000	548,100

		3,442,305

Publishing 0.2%
McGraw-Hill Cos., Inc.	11,100	379,620

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

	Number of
Description	Shares	Value

Railroads 0.6%
Norfolk Southern Corp.	10,100	$519,443
Union Pacific Corp.	9,942	669,793

		1,189,236

Real Estate Management & Development 0.3%
Jones Lang LaSalle, Inc.	8,366	532,831

Regional Banks 1.0%
Fifth Third Bancorp	47,600	581,196
M & T Bank Corp.	6,800	526,524
PNC Financial Services Group, Inc.	16,735	899,674

		2,007,394

Residential REIT’s 0.2%
AvalonBay Communities, Inc.	5,400	439,668

Restaurants 0.5%
McDonald’s Corp.	10,406	664,423
Starbucks Corp. (a)	13,534	310,064

		974,487

Retail REIT’s 0.5%
Simon Property Group, Inc.	13,077	1,023,798

Semiconductors 2.5%
Cree, Inc. (a)	15,200	1,031,016
Intel Corp.	112,544	2,310,528
NVIDIA Corp. (a)	29,600	479,520
Texas Instruments, Inc.	42,057	1,025,350

		4,846,414

Soft Drinks 2.5%
Coca-Cola Co.	32,300	1,702,856
Coca-Cola Enterprises, Inc.	48,909	1,249,625
Pepsi Bottling Group, Inc.	26,231	1,002,811
PepsiCo, Inc.	16,900	1,055,743

		5,011,035

Specialized Finance 0.4%
CME Group, Inc.	1,800	543,042
IntercontinentalExchange, Inc. (a)	2,100	225,309

		768,351

Specialty Chemicals 0.4%
Albemarle Corp.	18,900	708,561

Specialty Stores 0.4%
Tiffany & Co.	16,900	750,191

Steel 0.1%
United States Steel Corp.	3,152	166,867

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

	Number of
Description	Shares	Value

Systems Software 4.0%
Microsoft Corp.	175,729	$5,036,393
Oracle Corp.	90,795	2,238,097
Red Hat, Inc. (a)	17,900	502,095
VMware, Inc., Class A (a)	3,512	173,879

		7,950,464

Thrifts & Mortgage Finance 0.3%
Federal Home Loan Mortgage Corp. (a)	10,165	11,995
Federal National Mortgage Association (a)	58,353	57,769
Washington Federal, Inc.	21,600	420,984

		490,748

Tobacco 2.2%
Altria Group, Inc.	62,126	1,249,975
Lorillard, Inc.	4,625	337,810
Philip Morris International, Inc.	41,048	2,010,531
Reynolds American, Inc.	12,312	650,074

		4,248,390

Wireless Telecommunication Services 0.7%
American Tower Corp., Class A (a)	18,400	784,944
NII Holdings, Inc., Class B (a)	14,421	539,634

		1,324,578

Total Long-Term Investments 100.5% (b) (Cost 242,426,085)		197,969,466

Repurchase Agreements 0.6%
Banc of America Securities ($209,759 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.10%, dated 02/26/10, to be sold on 03/01/10 at $209,761)		209,759
JPMorgan Chase & Co. ($893,065 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.09%, dated 02/26/10, to be sold on 03/01/10 at $893,072)		893,065
State Street Bank & Trust Co. ($41,176 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 02/26/10, to be sold on 03/01/10 at $41,176)		41,176

Total Repurchase Agreements 0.6% (Cost $1,144,000)		1,144,000

Total Investments 101.1% (Cost $243,570,085)		199,113,466

Liabilities in Excess of Other Assets (0.3%)		(645,827)

Written Options (0.8%)		(1,495,000)

Net Assets 100.0%		$196,972,639

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

(b)	The Fund may designate up to 100% of its common stock investments to cover outstanding call options.

ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

Written options outstanding as of February 28, 2010:

	Exercise	Expiration	Number of
Name of Issuer	Price	Date	Contracts	Premium	Value

Call—S&P 500 Index, March 2010	$1,115.00	03/20/10	1,300	$(2,227,082)	$(1,495,000)

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position:
Common Stocks
Aerospace & Defense	$5,412,042	$—	$—	$5,412,042
Agricultural Products	32,443	—	—	32,443
Air Freight & Logistics	923,884	—	—	923,884
Airlines	1,563,398	—	—	1,563,398
Alternative Carriers	386,127	—	—	386,127
Aluminum	767,264	—	—	767,264
Apparel, Accessories & Luxury Goods	719,201	—	—	719,201
Apparel Retail	2,833,572	—	—	2,833,572
Application Software	995,128	—	—	995,128
Asset Management & Custody Banks	2,648,623	—	—	2,648,623
Auto Parts & Equipment	444,628	—	—	444,628
Automobile Manufacturers	1,301,966	—	—	1,301,966
Biotechnology	440,369	—	—	440,369
Broadcasting—Diversified	1,434,202	—	—	1,434,202
Cable & Satellite	692,650	—	—	692,650
Casinos & Gaming	223,649	—	—	223,649
Catalog Retail	475,902	—	—	475,902
Coal & Consumable Fuels	292,876	—	—	292,876
Commercial Printing	590,733	—	—	590,733
Communications Equipment	5,045,187	—	—	5,045,187
Computer Hardware	12,001,808	—	—	12,001,808

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Construction & Farm Machinery & Heavy Trucks	$2,315,930	$—	$—	$2,315,930
Consumer Electronics	401,023	—	—	401,023
Consumer Finance	2,839,169	—	—	2,839,169
Data Processing & Outsourced Services	2,083,377	—	—	2,083,377
Department Stores	1,402,028	—	—	1,402,028
Distillers & Vintners	743,512	—	—	743,512
Diversified Banks	3,160,845	—	—	3,160,845
Diversified Chemicals	1,521,321	—	—	1,521,321
Diversified Metals & Mining	2,401,327	—	—	2,401,327
Drug Retail	1,437,280	—	—	1,437,280
Electric Utilities	2,635,562	—	—	2,635,562
Electrical Components & Equipment	1,733,017	—	—	1,733,017
Electronic Equipment Manufacturers	549,863	—	—	549,863
Food Retail	1,024,026	—	—	1,024,026
Footwear	289,962	—	—	289,962
Gas Utilities	2,199,260	—	—	2,199,260
Health Care Distributors	1,113,863	—	—	1,113,863
Health Care Equipment	4,796,591	—	—	4,796,591
Health Care Services	3,404,745	—	—	3,404,745
Health Care Supplies	24,700	—	—	24,700
Home Furnishings	666,150	—	—	666,150
Hotels, Resorts & Cruise Lines	1,059,494	—	—	1,059,494
Household Appliances	771,074	—	—	771,074
Household Products	5,557,413	—	—	5,557,413
Hypermarkets & Super Centers	1,904,507	—	—	1,904,507
Independent Power Producers & Energy Traders	432,998	—	—	432,998
Industrial Conglomerates	4,258,779	—	—	4,258,779
Industrial Gases	555,498	—	—	555,498
Industrial Machinery	2,628,198	—	—	2,628,198
Industrial REIT’s	623,115	—	—	623,115
Integrated Oil & Gas	11,127,377	—	—	11,127,377
Integrated Telecommunication Services	3,558,606	—	—	3,558,606
Internet Retail	1,724,276	—	—	1,724,276
Internet Software & Services	3,800,920	—	—	3,800,920
Investment Banking & Brokerage	1,685,152	—	—	1,685,152
IT Consulting & Other Services	714,827	—	—	714,827
Life & Health Insurance	1,936,751	—	—	1,936,751
Life Sciences Tools & Services	1,501,934	—	—	1,501,934
Managed Health Care	2,660,941	—	—	2,660,941
Movies & Entertainment	3,031,705	—	—	3,031,705
Multi-Line Insurance	1,367,123	—	—	1,367,123
Multi-Utilities	1,172,490	—	—	1,172,490
Oil & Gas Drilling	711,750	—	—	711,750

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Oil & Gas Equipment & Services	$2,387,284	$—	$—	$2,387,284
Oil & Gas Exploration & Production	5,373,085	—	—	5,373,085
Oil & Gas Refining & Marketing	234,470	—	—	234,470
Oil & Gas Storage & Transportation	1,818,458	—	—	1,818,458
Other Diversified Financial Services	6,838,048	—	—	6,838,048
Packaged Foods & Meats	3,288,196	—	—	3,288,196
Paper Products	1,138,020	—	—	1,138,020
Personal Products	559,209	—	—	559,209
Pharmaceuticals	11,323,627	—	—	11,323,627
Property & Casualty Insurance	3,442,305	—	—	3,442,305
Publishing	379,620	—	—	379,620
Railroads	1,189,236	—	—	1,189,236
Real Estate Management & Development	532,831	—	—	532,831
Regional Banks	2,007,394	—	—	2,007,394
Residential REIT’s	439,668	—	—	439,668
Restaurants	974,487	—	—	974,487
Retail REIT’s	1,023,798	—	—	1,023,798
Semiconductors	4,846,414	—	—	4,846,414
Soft Drinks	5,011,035	—	—	5,011,035
Specialized Finance	768,351	—	—	768,351
Specialty Chemicals	708,561	—	—	708,561
Specialty Stores	750,191	—	—	750,191
Steel	166,867	—	—	166,867
Systems Software	7,950,464	—	—	7,950,464
Thrifts & Mortgage Finance	490,748	—	—	490,748
Tobacco	4,248,390	—	—	4,248,390
Wireless Telecommunication Services	1,324,578	—	—	1,324,578
Repurchase Agreements	—	1,144,000	—	1,144,000

Total Investments in an Asset Position	$197,969,466	$1,144,000	$—	$199,113,466

Investments in an Liability Position:
Written Options	$(1,495,000)	$—	$—	$(1,495,000)

Total Investments in an Liability Position	$(1,495,000)	$—	$—	$(1,495,000)

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Financial Statements

Statement of Assets and Liabilities
February 28, 2010 (Unaudited)

Assets:
Total Investments (Cost $243,570,085)	$199,113,466
Cash	511
Receivables:
Dividends	418,225
Fund Shares Sold	348,712
Other	30,666

Total Assets	199,911,580

Liabilities:
Payables:
Options Written, at value (premiums received of $2,227,082)	1,495,000
Fund Shares Repurchased	779,445
Income Distributions	138,144
Distributor and Affiliates	125,775
Investment Advisory Fee	103,234
Trustees’ Deferred Compensation and Retirement Plans	58,503
Accrued Expenses	238,840

Total Liabilities	2,938,941

Net Assets	$196,972,639

Net Assets Consist of:
Capital (Par value of $0.001 per share with an unlimited number of shares authorized)	$351,842,490
Accumulated Undistributed Net Investment Income	141,877
Net Unrealized Depreciation	(43,724,537)
Accumulated Net Realized Loss	(111,287,191)

Net Assets	$196,972,639

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $103,338,018 and 13,119,138 shares of beneficial interest issued and outstanding)	$7.88
Maximum sales charge (5.75%* of offering price)	0.48

Maximum offering price to public	$8.36

Class B Shares:
Net asset value and offering price per share (Based on net assets of $17,156,222 and 2,207,891 shares of beneficial interest issued and outstanding)	$7.77

Class C Shares:
Net asset value and offering price per share (Based on net assets of $73,041,298 and 9,398,960 shares of beneficial interest issued and outstanding)	$7.77

Class I Shares:
Net asset value and offering price per share (Based on net assets of $3,437,101 and 435,589 shares of beneficial interest issued and outstanding)	$7.89

*	On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended February 28, 2010 (Unaudited)

Investment Income:
Dividends	$1,957,628
Interest	130

Total Income	1,957,758

Expenses:
Investment Advisory Fee	713,669
Distribution (12b-1) and Service Fees
Class A	134,470
Class B	87,319
Class C	379,170
Transfer Agent Fees	106,174
Reports to Shareholders	61,553
Accounting and Administrative Expenses	41,301
Professional Fees	38,765
Registration Fees	31,085
Custody	17,103
Trustees’ Fees and Related Expenses	11,562
Other	10,577

Total Expenses	1,632,748
Expense Reduction	22,457

Net Expenses	1,610,291

Net Investment Income	$347,467

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(68,910,446)
Options	3,541,447
Futures	680,551

Net Realized Loss	(64,688,448)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(128,426,220)

End of the Period:
Investments	(44,456,619)
Options	732,082

(43,724,537)

Net Unrealized Appreciation During the Period	84,701,683

Net Realized and Unrealized Gain	$20,013,235

Net Increase in Net Assets From Operations	$20,360,702

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The Six	For The
	Months Ended	Year Ended
	February 28, 2010	August 31, 2009

From Investment Activities:
Operations:
Net Investment Income	$347,467	$1,764,485
Net Realized Loss	(64,688,448)	(38,211,891)
Net Unrealized Appreciation/Depreciation During the Period	84,701,683	(39,048,691)

Change in Net Assets from Operations	20,360,702	(75,496,097)

Distributions from Net Investment Income:
Class A Shares	-0-	(1,525,738)
Class B Shares	-0-	(82,151)
Class C Shares	-0-	(381,251)
Class I Shares	-0-	(39,060)

	-0-	(2,028,200)

Distributions from Net Realized Gain:
Class A Shares	-0-	(4,265,305)
Class B Shares	-0-	(656,365)
Class C Shares	-0-	(3,033,524)
Class I Shares	-0-	(104,640)

	-0-	(8,059,834)

Return of Capital Distributions:
Class A Shares	(3,122,361)	(1,607,116)
Class B Shares	(452,657)	(229,849)
Class C Shares	(1,965,020)	(1,062,292)
Class I Shares	(98,498)	(36,642)

	(5,638,536)	(2,935,899)

Total Distributions	(5,638,536)	(13,023,933)

Net Change in Net Assets from Investment Activities	14,722,166	(88,520,030)

From Capital Transactions:
Proceeds from Shares Sold	9,420,687	22,052,295
Net Asset Value of Shares Issued Through Dividend Reinvestment	4,767,784	10,730,378
Cost of Shares Repurchased	(40,384,655)	(133,184,093)

Net Change in Net Assets from Capital Transactions	(26,196,184)	(100,401,420)

Total Increase/Decrease in Net Assets	(11,474,018)	(188,921,450)
Net Assets:
Beginning of the Period	208,446,657	397,368,107

End of the Period (Including accumulated undistributed net investment income of $141,877 and $(205,590), respectively)	$196,972,639	$208,446,657

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months				June 26, 2006
	Ended				(Commencement of
	February 28,	Year Ended August 31,			Operations) to
Class A Shares	2010	2009	2008	2007	August 31, 2006

Net Asset Value, Beginning of the Period	$7.34	$9.06	$10.71	$10.29	$10.00

Net Investment Income (a)	0.03	0.07	0.06	0.04	0.01
Net Realized and Unrealized Gain/Loss	0.74	(1.39)	(1.02)	1.11	0.36

Total from Investment Operations	0.77	(1.32)	(0.96)	1.15	0.37

Less:
Distributions from Net Investment Income	-0-	0.06	0.05	0.03	0.01
Distributions from Net Realized Gain	-0-	0.25	0.64	0.70	0.07
Return of Capital Distributions	0.23	0.09	-0-	-0-	-0-

Total Distributions	0.23	0.40	0.69	0.73	0.08

Net Asset Value, End of the Period	$7.88	$7.34	$9.06	$10.71	$10.29

Total Return* (b)	10.56% **	–13.90%	–9.31%	11.31%	3.75% **
Net Assets at End of the Period (In millions)	$103.3	$112.3	$230.0	$290.7	$31.2
Ratio of Expenses to Average Net Assets* (c)	1.24%	1.24%	1.14%	1.25%	1.24%
Ratio of Net Investment Income to Average Net Assets*	0.68%	1.11%	0.56%	0.40%	1.32%
Portfolio Turnover	45% **	13%	80%	73%	26% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	1.26%	1.40%	N/A	1.29%	4.35%
Ratio of Net Investment Income/Loss to Average Net Assets	0.66%	0.95%	N/A	0.36%	(1.79% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended August 31, 2007.

N/A = Not Applicable

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months						June 26, 2006
	Ended						(Commencement of
	February 28,		Year Ended August 31,				Operations) to
Class B Shares	2010		2009	2008	2007		August 31, 2006

Net Asset Value, Beginning of the Period	$7.25		$8.97	$10.64	$10.28		$10.00

Net Investment Income/Loss (a)	(0.00	)(b)	0.02	(0.02)	(0.04)		0.01
Net Realized and Unrealized Gain/Loss	0.72		(1.37)	(1.00)	1.10		0.34

Total from Investment Operations	0.72		(1.35)	(1.02)	1.06		0.35

Less:
Distributions from Net Investment Income	-0-		0.03	0.01	0.00	(b)	0.00	(b)

Distributions from Net Realized Gain	-0-		0.25	0.64	0.70		0.07
Return of Capital Distributions	0.20		0.09	-0-	-0-		-0-

Total Distributions	0.20		0.37	0.65	0.70		0.07

Net Asset Value, End of the Period	$7.77		$7.25	$8.97	$10.64		$10.28

Total Return* (c)	10.01%	**	–14.47%	–9.93%	10.45%		3.56%	**
Net Assets at End of the Period (In millions)	$17.2		$17.7	$26.2	$31.8		$5.5
Ratio of Expenses to Average Net Assets* (d)	1.99%		1.99%	1.89%	2.00%		1.99%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.07%	)	0.36%	(0.19% )	(0.35%	)	(0.37%	)
Portfolio Turnover	45%	**	13%	80%	73%		26%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	2.01%		2.16%	N/A	2.04%		5.10%
Ratio of Net Investment Income/Loss to Average Net Assets	(0.09%	)	0.19%	N/A	(0.39%	)	(2.74%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended August 31, 2007.

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months						June 26, 2006
	Ended						(Commencement of
	February 28,		Year Ended August 31,				Operations) to
Class C Shares	2010		2009	2008	2007		August 31, 2006

Net Asset Value, Beginning of the Period	$7.25		$8.97	$10.64	$10.28		$10.00

Net Investment Income/Loss (a)	(0.00	)(b)	0.02	(0.02)	(0.04)		0.01
Net Realized and Unrealized Gain/Loss	0.72		(1.37)	(1.00)	1.10		0.35

Total from Investment Operations	0.72		(1.35)	(1.02)	1.06		0.36

Less:
Distributions from Net Investment Income	-0-		0.03	0.01	0.00	(b)	0.01
Distributions from Net Realized Gain	-0-		0.25	0.64	0.70		0.07
Return of Capital Distributions	0.20		0.09	-0-	-0-		-0-

Total Distributions	0.20		0.37	0.65	0.70		0.08

Net Asset Value, End of the Period	$7.77		$7.25	$8.97	$10.64		$10.28

Total Return* (c)	10.01%	**	–14.47%	–9.93%	10.45%		3.57% **
Net Assets at End of the Period (In millions)	$73.0		$76.9	$137.1	$154.6		$13.0
Ratio of Expenses to Average Net Assets* (d)	1.99%		1.99%	1.89%	2.00%		1.99%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.07%	)	0.36%	(0.19% )	(0.35%	)	0.46%
Portfolio Turnover	45%	**	13%	80%	73%		26% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	2.01%		2.15%	N/A	2.04%		5.10%
Ratio of Net Investment Income/Loss to Average Net Assets	(0.09%	)	0.20%	N/A	(0.39%	)	(2.65% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and services fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended August 31, 2007.

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months				June 26, 2006
	Ended				(Commencement of
	February 28,	Year Ended August 31,			Operations) to
Class I Shares	2010	2009	2008	2007	August 31, 2006

Net Asset Value, Beginning of the Period	$7.36	$9.07	$10.71	$10.29	$10.00

Net Investment Income (a)	0.04	0.10	0.08	0.07	0.02
Net Realized and Unrealized Gain/Loss	0.73	(1.40)	(1.01)	1.09	0.35

Total from Investment Operations	0.77	(1.30)	(0.93)	1.16	0.37

Less:
Distributions from Net Investment Income	-0-	0.07	0.07	0.04	0.01
Distributions from Net Realized Gain	-0-	0.25	0.64	0.70	0.07
Return of Capital Distributions	0.24	0.09	-0-	-0-	-0-

Total Distributions	0.24	0.41	0.71	0.74	0.08

Net Asset Value, End of the Period	$7.89	$7.36	$9.07	$10.71	$10.29

Total Return* (b)	10.53% **	–13.63%	–9.04%	11.44%	3.77% **
Net Assets at End of the Period (In millions)	$3.4	$1.6	$4.1	$2.7	$2.7
Ratio of Expenses to Average Net Assets* (c)	0.99%	0.99%	0.89%	1.00%	0.99%
Ratio of Net Investment Income to Average Net Assets*	0.94%	1.51%	0.81%	0.65%	1.33%
Portfolio Turnover	45% **	13%	80%	73%	26% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	1.01%	1.12%	N/A	1.04%	4.10%
Ratio of Net Investment Income/Loss to Average Net Assets	0.92%	1.38%	N/A	0.61%	(1.78% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended August 31, 2007.

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)

1. Significant Accounting Policies
The Van Kampen Equity Premium Income Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust II (the “Trust”), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek current income and its secondary investment objective is to seek long-term capital appreciation. The Fund invests primarily in a portfolio of equity securities of U.S. issuers and utilizes an option writing strategy to enhance current distributions. The Fund commenced operations on June 26, 2006. The Fund offers Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ended after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities and written options listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the last reported bid and asked price. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Purchased options are valued at the last sale price while written options that are not listed on a securities exchange are valued by independent broker quotes. Future contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an

Van Kampen Equity Premium Income Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes

Van Kampen Equity Premium Income Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended August 31, 2009, remains subject to examination by taxing authorities.
At February 28, 2010, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$243,590,103

Gross tax unrealized appreciation	$7,678,769
Gross tax unrealized depreciation	(52,155,406)

Net tax unrealized depreciation on investments	$(44,476,637)

F. Distribution of Income and Gains The Fund declares and pays monthly dividends from investment company taxable income, which generally includes qualified dividend income, ordinary income, short-term capital gains, including a portion of premiums received from written options. Realized short-term gains are considered ordinary income for tax purposes. Net realized long-term capital gains, if any, are distributed at least annually. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the year ended August 31, 2009 were as follows:

Distributions paid from:
Ordinary income	$8,064,083
Long-term capital gain	2,268,017
Return of capital	2,935,899

$13,267,999

As of August 31, 2009, there were no distributable earnings on a tax basis.
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through April 16, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.70%
Next $500 million	0.65%
Over $1 billion	0.60%

Van Kampen Equity Premium Income Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.24%, 1.99%, 1.99% and 0.99% for Classes A, B, C and I Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the six months ended February 28, 2010, the Adviser waived or reimbursed approximately $22,500 of advisory fees or other expenses.
For the six months ended February 28, 2010, the Fund recognized expenses of approximately $3,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended February 28, 2010, the Fund recognized expenses of approximately $28,500 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 2010, the Fund recognized expenses of approximately $41,000 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and trustees of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $29,000 are included in “Other” assets on the Statement of Assets and Liabilities at February 28, 2010. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended February 28, 2010, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $9,400 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $30,300. Sales charges do not represent expenses of the Fund.

Van Kampen Equity Premium Income Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

3. Capital Transactions
For the six months ended February 28, 2010 and the year ended August 31, 2009, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	February 28, 2010		August 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	638,808	$4,961,664	1,737,444	$11,576,397
Class B	41,868	320,888	269,048	1,827,439
Class C	266,370	2,030,603	915,501	5,835,518
Class I	274,715	2,107,532	449,723	2,812,941

Total Sales	1,221,761	$9,420,687	3,371,716	$22,052,295

Dividend Reinvestment:
Class A	368,225	$2,832,180	980,970	$6,432,419
Class B	48,304	365,614	121,450	785,952
Class C	202,005	1,529,287	528,688	3,424,867
Class I	5,278	40,703	13,479	87,140

Total Dividend Reinvestment	623,812	$4,767,784	1,644,587	$10,730,378

Repurchases:
Class A	(3,178,892)	$(24,587,316)	(12,809,381)	$(84,024,936)
Class B	(323,682)	(2,474,205)	(872,254)	(5,527,505)
Class C	(1,678,469)	(12,827,834)	(6,119,529)	(39,623,987)
Class I	(63,599)	(495,300)	(692,893)	(4,007,665)

Total Repurchases	(5,244,642)	$(40,384,655)	(20,494,057)	$(133,184,093)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $94,190,328 and $123,503,701, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is generally recognized.
Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Futures Contracts The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, and foreign

Van Kampen Equity Premium Income Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

currencies. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (variation margin). When entering into futures contracts, the Fund bears the risk of securities prices or currency prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the six months ended February 28, 2010 were as follows:

Contracts

Outstanding at August 31, 2009	-0-
Futures Opened	2,797
Futures Closed	(2,797)

Outstanding at February 28, 2010	-0-

B. Option Contracts The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursing its investment objectives. The Fund may use options contracts to gain exposure to, or hedge against changes in the value of equities or foreign currencies. An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise (strike) price during a specified period. The Fund may purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. Purchased options are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premiums paid for purchasing options which expire are treated as realized losses.
The Fund may write call and put options on stock indices, futures, securities, or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying stock indices, futures, securities or currency transactions to determine the realized

Van Kampen Equity Premium Income Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
Transactions in written options were as follows:

	Number of
	Contracts	Premium Received

Options outstanding at August 31, 2009	1,530	$2,761,604
Options written	10, 270	15,411,423
Options terminated in closing purchase transactions	(7,400)	(11,069,270)
Options exercised	-0-	-0-
Options expired	(3,100)	(4,876,675)

Options outstanding at February 28, 2010	1,300	$2,227,082

FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly known as FAS 161) is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of February 28, 2010.

	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk	& Liabilities		& Liabilities
Exposure	Location	Fair Value	Location	Fair Value

Equity Contracts	Written Options	$-0-	Written Options	$(1,495,000)

The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the six months ended February 28, 2010.

	Amount of Realized Gain/Loss on
	Derivative Contracts
	Futures	Written
Primary Risk Exposure	Contracts	Options	Total

Equity Contracts	$680,551	$3,541,447	$4,221,998

Van Kampen Equity Premium Income Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

	Change in Unrealized
	Appreciation/Depreciation on
	Derivative Contracts
	Futures	Written
Primary Risk Exposure	Contracts	Options	Total

Equity Contracts	$-0-	$(126,722)	$(126,722)

6. Distributions and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $642,600 and $89,900 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Significant Events
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell most of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (the “Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved, subject to shareholder approval, that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco, that has substantially the same investment objective, principal investment strategies and risks as the Fund (the “Reorganization”). The proposed Reorganization will be presented to shareholders of the Fund at a special meeting of shareholders. If shareholders of the Fund approve the Reorganization and certain other conditions to the closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their

Van Kampen Equity Premium Income Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

9. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

Van Kampen Equity Premium Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Your Notes

Your Notes

Van Kampen Equity Premium Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Equity Premium Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Equity Premium Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Equity Premium Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Equity Premium Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

110, 210, 310, 610
EPISAN 04/10
IU10-01544P-Y02/10

SEMIANNUAL REPORT

February 28, 2010

MUTUAL FUNDS Van Kampen Core Growth Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Core Growth Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of February 28, 2010.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 2/28/10 (Unaudited)

	A Shares		B Shares		C Shares		I Shares	R Shares
	since 6/30/08		since 6/30/08		since 6/30/08		since 6/30/08	since 6/30/08
		w/max		w/max		w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%	w/o	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges

Since Inception	–5.15%	–8.47%	–5.62%	–7.87%	–5.24%	–5.24%	–4.92%	–5.37%

1-year	64.32	54.99	63.21	58.21	64.85	63.85	64.81	64.01

6-month	13.12	6.56	12.85	7.85	13.28	12.28	13.32	13.05

Gross Expense Ratios	11.97%		12.38%		12.27%		11.78%	12.28%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund’s fiscal year-end as outlined in the fund’s current prospectus.

Because Class C shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the six months ended February 28, 2010, the total operating expense ratio for Class C shares was lower and, as a result, the performance of Class C shares was higher than that of Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class C shares under the 12b-1 Plan are higher than those payable by Class A shares.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund’s average daily net assets for Class A shares and up to 1.00 percent per year of the fund’s average daily net assets for Class B and C shares. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Class R shares are available for purchase exclusively by investors through certain tax-exempt retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares are offered without any upfront or deferred sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent per year of the fund’s average daily net assets for Class R shares. Figures shown above assume reinvestment of all distributions. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the six-month period ended February 28, 2010

Market Conditions

For most of the six-month period, the stock market continued to advance on news of stabilizing or improving economic conditions, despite the persistence of high unemployment and weak housing market data. However, in early 2010, concerns about the global economy also came to the forefront. Greece and several other European nations faced significant national debt and potential bailouts by the European Union, while China took steps to tighten credit. These events served to remind investors that the global recovery was still fragile.

The start of 2010 has been volatile. We do not make predictions on how the market will perform and it is our belief that volatility alone does not measure risk. We continue to focus on company fundamentals over a three- to five-year period. Our long-term outlook remains optimistic.

Performance Analysis

All share classes of Van Kampen Core Growth Fund outperformed the Russell 1000® Growth Index (the “Index”) for the six months ended February 28, 2010, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended February 28, 2010

					Russell 1000®
Class A	Class B	Class C	Class I	Class R	Growth Index

13.12%	12.85%	13.28%	13.32%	13.05%	11.32%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Because Class C shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the six months ended February 28, 2010, the total operating expense ratio for Class C shares was lower and, as a result, the performance of Class C shares was higher than that of Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class C shares under the 12b-1 Plan are higher than those payable by Class A shares.

2

These three sectors were the largest contributors to the Fund’s overall outperformance of the Index during the period:

•	Stock selection and an overweight in the consumer discretionary sector added the most to relative performance, led by a position in diversified retail.

•	Stock selection in the health care sector also contributed to relative gains. Within the sector, exposure to biotechnology drove the Fund’s outperformance.

•	Finally, stock selection in financial services helped relative performance, although an overweight in the sector did hurt. Within the sector, multi-line insurance was the best performing industry on a relative basis.

Although the portfolio outperformed the Index during the period, there were other sectors that were detrimental to overall performance:

•	Stock selection in materials and processing was the largest detractor from relative returns. A position in the cement industry hampered performance.

•	Relative losses from stock selection in energy more than offset the relative gains of an underweight in the sector. Within the sector, natural gas producers detracted from relative performance.

•	An underweight in the producer durables sector also dampened relative performance, although stock selection was beneficial. Relative underperformance was primarily due to a position in the environmental, maintenance and services industry.

Market Outlook

In our view, the market seems to be stabilizing but there is little visibility. We remain optimistic and focused on company fundamentals rather than macro forecasting. We will continue to focus on quality, the nature and sustainability of competitive advantage and balance sheet strength.

Thank you for your continued support.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 2/28/10 (Unaudited)

Apple, Inc.	5.6%
MasterCard, Inc., Class A	4.7
Berkshire Hathaway, Inc., Class B	4.4
Starbucks Corp.	4.1
Amazon.com, Inc.	4.0
Mead Johnson Nutrition Co., Class A	3.9
Cisco Systems, Inc.	3.7
Brookfield Asset Management, Inc., Class A	3.5
American Express Co.	3.5
Google, Inc., Class A	3.3

Summary of Investments by Industry Classification as of 2/28/10 (Unaudited)

Internet Software & Services	6.4%
Health Care Supplies	6.2
Restaurants	6.1
Computer Hardware	5.6
Consumer Finance	4.9
Soft Drinks	4.9
Tobacco	4.7
Data Processing & Outsourced Services	4.7
Property & Casualty Insurance	4.4
Internet Retail	4.0
Pharmaceuticals	3.9
Communications Equipment	3.7
Real Estate Management & Development	3.5
Oil & Gas Exploration & Production	3.0
Industrial Machinery	2.8
Packaged Foods & Meats	2.8
Life Sciences Tools & Services	2.6
Multi-Line Insurance	2.6
Construction Materials	2.4
Distillers & Vintners	2.3
Multi-Sector Holdings	2.2
Household Products	2.1
Food Retail	2.1
Asset Management & Custody Banks	2.0
Hypermarkets & Super Centers	2.0
Footwear	1.6
Home Improvement Retail	1.4
Other Diversified Financial Services	1.4
Diversified Commercial & Professional Services	1.3
Gas Utilities	1.3
Alternative Energy	0.6

Total Long-Term Investments	99.5
Total Repurchase Agreements	3.0

Total Investments	102.5
Foreign Currency	0.0 *
Liabilities in Excess of Other Assets	(2.5)

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

5

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 9/1/09 - 2/28/10.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	9/1/09	2/28/10	9/1/09-2/28/10

Class A
Actual	$1,000.00	$1,131.24	$6.87
Hypothetical	1,000.00	1,018.35	6.51
(5% annual return before expenses)

Class B
Actual	1,000.00	1,128.46	10.29
Hypothetical	1,000.00	1,015.12	9.74
(5% annual return before expenses)

Class C
Actual	1,000.00	1,132.84	5.55
Hypothetical	1,000.00	1,019.59	5.26
(5% annual return before expenses)

Class I
Actual	1,000.00	1,133.21	5.55
Hypothetical	1,000.00	1,019.59	5.26
(5% annual return before expenses)

Class R
Actual	1,000.00	1,130.51	8.19
Hypothetical	1,000.00	1,017.11	7.75
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, 1.95%, 1.05%, 1.05% and 1.55% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratios of Class B and Class C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

7

Van Kampen Core Growth Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 98.9%
Asset Management & Custody Banks 2.0%
Franklin Resources, Inc.	1,088	$110,671

Communications Equipment 3.7%
Cisco Systems, Inc. (a)	8,319	202,401

Computer Hardware 5.6%
Apple, Inc. (a)	1,495	305,907

Construction Materials 2.4%
Cemex SAB de CV—ADR (Mexico) (a)	4,738	45,295
Martin Marietta Materials, Inc.	1,104	87,459

		132,754

Consumer Finance 4.9%
American Express Co.	5,052	192,936
Redecard SA (Brazil)	5,286	76,929

		269,865

Data Processing & Outsourced Services 4.7%
MasterCard, Inc., Class A	1,153	258,699

Distillers & Vintners 2.3%
Diageo PLC—ADR (United Kingdom)	1,982	129,385

Diversified Commercial & Professional Services 1.3%
Cintas Corp.	2,978	73,825

Food Retail 2.1%
Tesco PLC (United Kingdom)	17,947	114,853

Footwear 1.6%
NIKE, Inc., Class B	1,297	87,677

Gas Utilities 1.3%
Questar Corp.	1,741	73,105

Health Care Supplies 6.2%
Alcon, Inc. (Switzerland)	1,127	180,004
Millipore Corp. (a)	1,700	160,497

		340,501

Home Improvement Retail 1.4%
Sherwin-Williams Co.	1,250	79,225

Household Products 2.1%
Procter & Gamble Co.	1,819	115,106

8
See Notes to Financial Statements

Van Kampen Core Growth Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

	Number of
Description	Shares	Value

Hypermarkets & Super Centers 2.0%
Costco Wholesale Corp.	1,785	$108,831

Industrial Machinery 2.8%
Schindler Holding AG (Switzerland)	1,926	153,829

Internet Retail 4.0%
Amazon.com, Inc. (a)	1,843	218,211

Internet Software & Services 6.4%
eBay, Inc. (a)	7,517	173,042
Google, Inc., Class A (a)	344	181,219

		354,261

Life Sciences Tools & Services 2.6%
Thermo Fisher Scientific, Inc. (a)	2,932	142,994

Multi-Line Insurance 2.6%
Loews Corp.	3,875	141,283

Multi-Sector Holdings 2.2%
Leucadia National Corp. (a)	5,210	123,685

Oil & Gas Exploration & Production 3.0%
Ultra Petroleum Corp. (Canada) (a)	3,554	162,524

Other Diversified Financial Services 1.4%
BM&F BOVESPA SA (Brazil)	11,927	78,143

Packaged Foods & Meats 2.8%
Nestle SA—ADR (Switzerland)	3,052	151,807

Pharmaceuticals 3.9%
Mead Johnson Nutrition Co., Class A	4,501	212,897

Property & Casualty Insurance 4.4%
Berkshire Hathaway, Inc., Class B (a)	3,000	240,390

Real Estate Management & Development 3.5%
Brookfield Asset Management, Inc., Class A (Canada)	8,211	194,354

Restaurants 6.1%
McDonald’s Corp.	1,737	110,907
Starbucks Corp. (a)	9,880	226,351

		337,258

9
See Notes to Financial Statements

Van Kampen Core Growth Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

	Number of
Description	Shares	Value

Soft Drinks 4.9%
Coca-Cola Co.	2,395	$126,265
Dr. Pepper Snapple Group, Inc.	4,435	140,811

		267,076

Tobacco 4.7%
British American Tobacco PLC—ADR (United Kingdom)	1,755	119,165
Philip Morris International, Inc.	2,877	140,915

		260,080

Total Common Stocks 98.9%		5,441,597

Preferred Stock 0.6%

Alternative Energy 0.6%
Better Place (a)(b)(c)(d)	10,818	32,454

Total Long-Term Investments 99.5% (Cost $5,452,843)		5,474,051

Repurchase Agreements 3.0%
Banc of America Securities ($30,437 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.10%, dated 02/26/10, to be sold on 03/01/10 at $30,437)		30,437
JPMorgan Chase & Co. ($129,588 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.09%, dated 02/26/10, to be sold on 03/01/10 at $129,589)		129,588
State Street Bank & Trust Co. ($5,975 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 02/26/10, to be sold on 03/01/10 at $5,975)		5,975

Total Repurchase Agreements 3.0% (Cost $166,000)		166,000

Total Investments 102.5% (Cost $5,618,843)		5,640,051

Foreign Currency 0.0% (Cost $166)		165

Liabilities in Excess of Other Assets (2.5%)		(136,825)

Net Assets 100.0%		$5,503,391

Percentages are calculated as a percentage of net assets.

10
See Notes to Financial Statements

Van Kampen Core Growth Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

(a)	Non-income producing security.

(b)	Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(c)	Security has been deemed illiquid.

(d)	Security purchased on a when-issued or delayed delivery basis.

ADR—American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Common Stocks
Asset Management & Custody Banks	$110,671	$—	$—	$110,671
Communications Equipment	202,401	—	—	202,401
Computer Hardware	305,907	—	—	305,907
Construction Materials	132,754	—	—	132,754
Consumer Finance	269,865	—	—	269,865
Data Processing & Outsourced Services	258,699	—	—	258,699
Distillers & Vintners	129,385	—	—	129,385
Diversified Commercial & Professional Services	73,825	—	—	73,825
Food Retail	114,853	—	—	114,853
Footwear	87,677	—	—	87,677
Gas Utilities	73,105	—	—	73,105
Health Care Supplies	340,501	—	—	340,501
Home Improvement Retail	79,225	—	—	79,225
Household Products	115,106	—	—	115,106
Hypermarkets & Super Centers	108,831	—	—	108,831
Industrial Machinary	153,829	—	—	153,829
Internet Retail	218,211	—	—	218,211
Internet Software & Services	354,261	—	—	354,261
Life Sciences Tools & Services	142,994	—	—	142,994
Multi-Line Insurance	141,283	—	—	141,283
Multi-Sector Holdings	123,685	—	—	123,685
Oil & Gas Exploration & Production	162,524	—	—	162,524
Other Diversified Financial Services	78,143	—	—	78,143
Packaged Foods & Meats	151,807	—	—	151,807
Pharmaceuticals	212,897	—	—	212,897
Property & Casualty Insurance	240,390	—	—	240,390

11
See Notes to Financial Statements

Van Kampen Core Growth Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Real Estate Management & Development	$194,354	$—	$—	$194,354
Restaurants	337,258	—	—	337,258
Soft Drinks	267,076	—	—	267,076
Tobacco	260,080	—	—	260,080
Preferred Stock
Alternative Energy	—	—	32,454	32,454
Repurchase Agreements	—	166,000	—	166,000

Total Investments in an Asset Position	$5,441,597	$166,000	$32,454	$5,640,051

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Preferred Stock

Balance as of 8/31/09	$-0-
Accrued Discounts/Premiums	-0-
Realized Gain/Loss	-0-
Change in Unrealized Appreciation/Depreciation	-0-
Net Purchases/Sales	32,454
Net Transfers in and/or out of Level 3	-0-

Balance as of 2/28/10	$32,454

Net change in Unrealized Appreciation/Depreciation from Investments still held as of 2/28/10	$-0-

12
See Notes to Financial Statements

Van Kampen Core Growth Fund
Financial Statements

Statement of Assets and Liabilities
February 28, 2010 (Unaudited)

Assets:
Total Investments (Cost $5,618,843)	$5,640,051
Cash	246
Foreign Currency (Cost $166)	165
Receivables:
Expense Reimbursement from Adviser	12,293
Dividends	6,268
Other	11,077

Total Assets	5,670,100

Liabilities:
Payables:
Investments Purchased	32,454
Distributor and Affiliates	19,390
Trustees’ Deferred Compensation and Retirement Plans	19,921
Accrued Expenses	94,944

Total Liabilities	166,709

Net Assets	$5,503,391

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$5,818,918
Net Unrealized Appreciation	21,207
Accumulated Undistributed Net Investment Income	(10,023)
Accumulated Net Realized Loss	(326,711)

Net Assets	$5,503,391

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $902,302 and 100,545 shares of beneficial interest issued and outstanding)	$8.97
Maximum sales charge (5.75%* of offering price)	0.55

Maximum offering price to public	$9.52

Class B Shares:
Net asset value and offering price per share (Based on net assets of $224,197 and 25,035 shares of beneficial interest issued and outstanding)	$8.96

Class C Shares:
Net asset value and offering price per share (Based on net assets of $154,370 and 17,167 shares of beneficial interest issued and outstanding)	$8.99

Class I Shares:
Net asset value and offering price per share (Based on net assets of $4,132,822 and 460,000 shares of beneficial interest issued and outstanding)	$8.98

Class R Shares:
Net asset value and offering price per share (Based on net assets of $89,700 and 10,000 shares of beneficial interest issued and outstanding)	$8.97

*	On sales of $50,000 or more, the sales charge will be reduced.

13
See Notes to Financial Statements

Van Kampen Core Growth Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended February 28, 2010 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $525)	$32,008
Interest	17

Total Income	32,025

Expenses:
Registration Fees	28,170
Professional Fees	23,184
Accounting and Administrative Expenses	22,911
Reports to Shareholders	20,411
Investment Advisory Fee	20,049
Trustees’ Fees and Related Expenses	7,616
Transfer Agent Fees	7,473
Custody	5,665
Distribution (12b-1) and Service Fees
Class A	1,102
Class B	1,085
Class C	-0-
Class R	216
Other	6,855

Total Expenses	144,737
Expense Reduction	114,305

Net Expenses	30,432

Net Investment Income	$1,593

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(60,548)
Foreign Currency Transactions	(507)

Net Realized Loss	(61,055)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(691,819)

End of the Period:
Investments	21,208
Foreign Currency Translation	(1)

21,207

Net Unrealized Appreciation During the Period	713,026

Net Realized and Unrealized Gain	$651,971

Net Increase in Net Assets From Operations	$653,564

14
See Notes to Financial Statements

Van Kampen Core Growth Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	February 28, 2010	August 31, 2009

From Investment Activities:
Operations:
Net Investment Income	$1,593	$16,107
Net Realized Loss	(61,055)	(251,334)
Net Unrealized Appreciation/Depreciation During the Period	713,026	(466,211)

Change in Net Assets from Operations	653,564	(701,438)

Distributions from Net Investment Income:
Class A Shares	(3,509)	(5,880)
Class B Shares	-0-	(1,185)
Class C Shares	(469)	(2,044)
Class I Shares	(23,414)	(49,266)
Class R Shares	(173)	(891)

Total Distributions	(27,565)	(59,266)

Net Change in Net Assets from Investment Activities	625,999	(760,704)

From Capital Transactions:
Proceeds from Shares Sold	61,135	1,029,425
Net Asset Value of Shares Issued Through Dividend Reinvestment	3,694	6,368
Cost of Shares Repurchased	(135,942)	(420,175)

Net Change in Net Assets from Capital Transactions	(71,113)	615,618

Total Increase/Decrease in Net Assets	554,886	(145,086)
Net Assets:
Beginning of the Period	4,948,505	5,093,591

End of the Period (Including accumulated undistributed net investment income of $(10,023) and $15,949, respectively)	$5,503,391	$4,948,505

15
See Notes to Financial Statements

Van Kampen Core Growth Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months		Year	June 30, 2008
	Ended		Ended	(Commencement of
	February 28,		August 31,	Operations) to
Class A Shares	2010		2009	August 31, 2008

Net Asset Value, Beginning of the Period	$7.96		$9.54	$10.00

Net Investment Income/Loss (a)	(0.00	)(b)	0.02	0.00	(b)
Net Realized and Unrealized Gain/Loss	1.04		(1.50)	(0.46)

Total from Investment Operations	1.04		(1.48)	(0.46)
Less Distributions from Net Investment Income	0.03		0.10	-0-

Net Asset Value, End of the Period	$8.97		$7.96	$9.54

Total Return* (c)	13.12%	**	–15.16%	–4.60%	**
Net Assets at End of the Period (In millions)	$0.9		$0.8	$0.4
Ratio of Expenses to Average Net Assets*	1.30%		1.30%	1.30%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.10%	)	0.27%	(0.06%	)
Portfolio Turnover	7%	**	14%	2%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	5.57%		11.97%	15.46%
Ratio of Net Investment Loss to Average Net Assets	(4.38%	)	(10.40% )	(14.22%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 0.25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

16
See Notes to Financial Statements

Van Kampen Core Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months		Year	June 30, 2008
	Ended		Ended	(Commencement of
	February 28,		August 31,	Operations) to
Class B Shares	2010		2009	August 31, 2008

Net Asset Value, Beginning of the Period	$7.94		$9.54	$10.00

Net Investment Loss (a)	(0.03)		(0.02)	(0.01)
Net Realized and Unrealized Gain/Loss	1.05		(1.50)	(0.45)

Total from Investment Operations	1.02		(1.52)	(0.46)
Less Distributions from Net Investment Income	-0-		0.08	-0-

Net Asset Value, End of the Period	$8.96		$7.94	$9.54

Total Return* (b) (c)	12.85%	**	–15.64%	–4.60%	**
Net Assets at End of the Period (In millions)	$0.2		$0.2	$0.1
Ratio of Expenses to Average Net Assets* (c)	1.95%		1.93%	1.68%
Ratio of Net Investment Loss to Average Net Assets* (c)	(0.76%	)	(0.32% )	(0.43%	)
Portfolio Turnover	7%	**	14%	2%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	6.23%		12.38%	15.60%
Ratio of Net Investment Loss to Average Net Assets (c)	(5.03%	)	(10.77% )	(14.35%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 5).

17
See Notes to Financial Statements

Van Kampen Core Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months	Year		June 30, 2008
	Ended	Ended		(Commencement of
	February 28,	August 31,		Operations) to
Class C Shares	2010	2009		August 31, 2008

Net Asset Value, Beginning of the Period	$7.96	$9.54		$10.00

Net Investment Income/Loss (a)	0.01	(0.00	)(b)	(0.00	)(b)
Net Realized and Unrealized Gain/Loss	1.05	(1.50)		(0.46)

Total from Investment Operations	1.06	(1.50)		(0.46)
Less Distributions from Net Investment Income	0.03	0.08		-0-

Net Asset Value, End of the Period	$8.99	$7.96		$9.54

Total Return* (c) (d)	13.28% **	–15.40%		–4.60%	**
Net Assets at End of the Period (In millions)	$0.2	$0.2		$0.1
Ratio of Expenses to Average Net Assets* (d)	1.05%	1.48%		1.50%
Ratio of Net Investment Income/Loss to Average Net Assets* (d)	0.20%	(0.01%	)	(0.20%	)
Portfolio Turnover	7% **	14%		2%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	5.32%	12.27%		15.79%
Ratio of Net Investment Loss to Average Net Assets (d)	(4.08% )	(10.80%	)	(14.49%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 5).

18
See Notes to Financial Statements

Van Kampen Core Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months	Year	June 30, 2008
	Ended	Ended	(Commencement of
	February 28,	August 31,	Operations) to
Class I Shares	2010	2009	August 31, 2008

Net Asset Value, Beginning of the Period	$7.97	$9.55	$10.00

Net Investment Income (a)	0.01	0.03	0.00	(b)
Net Realized and Unrealized Gain/Loss	1.05	(1.50)	(0.45)

Total from Investment Operations	1.06	(1.47)	(0.45)
Less Distributions from Net Investment Income	0.05	0.11	-0-

Net Asset Value, End of the Period	$8.98	$7.97	$9.55

Total Return* (c)	13.32% **	–15.05%	–4.50%	**
Net Assets at End of the Period (In millions)	$4.1	$3.7	$4.4
Ratio of Expenses to Average Net Assets*	1.05%	1.05%	1.05%
Ratio of Net Investment Income to Average Net Assets*	0.15%	0.49%	0.20%
Portfolio Turnover	7% **	14%	2%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	5.32%	11.78%	14.97%
Ratio of Net Investment Loss to Average Net Assets	(4.13% )	(10.24% )	(13.72%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19
See Notes to Financial Statements

Van Kampen Core Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months		Year		June 30, 2008
	Ended		Ended		(Commencement of
	February 28,		August 31,		Operations) to
Class R Shares	2010		2009		August 31, 2008

Net Asset Value, Beginning of the Period	$7.95		$9.54		$10.00

Net Investment Loss (a)	(0.02)		(0.00	)(b)	(0.01)
Net Realized and Unrealized Gain/Loss	1.06		(1.50)		(0.45)

Total from Investment Operations	1.04		(1.50)		(0.46)
Less Distributions from Net Investment Income	0.02		0.09		-0-

Net Asset Value, End of the Period	$8.97		$7.95		$9.54

Total Return* (c)	13.05%	**	–15.43%		–4.60%	**
Net Assets at End of the Period (In millions)	$0.1		$0.1		$0.1
Ratio of Expenses to Average Net Assets*	1.55%		1.55%		1.55%
Ratio of Net Investment Loss to Average Net Assets*	(0.35%	)	(0.02%	)	(0.31%	)
Portfolio Turnover	7%	**	14%		2%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	5.82%		12.28%		15.47%
Ratio of Net Investment Loss to Average Net Assets	(4.63%	)	(10.75%	)	(14.23%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees of up to 0.50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20
See Notes to Financial Statements

Van Kampen Core Growth Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)

1. Significant Accounting Policies
Van Kampen Core Growth Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust II, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests primarily in equity securities of large capitalization companies. The Fund commenced investment operations on June 30, 2008. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

21

Van Kampen Core Growth Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until after payment is made. At February 28, 2010, the Fund had $32,454 of when-issued or delayed delivery purchase commitments.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

22

Van Kampen Core Growth Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the two year period ended August 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $169,007, which will expire on August 31, 2017.
At February 28, 2010, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$5,621,398

Gross tax unrealized appreciation	$721,090
Gross tax unrealized depreciation	(702,437)

Net tax unrealized appreciation on investments	$18,653

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the year ended August 31, 2009 was as follows:

Distributions paid from:
Ordinary income	$59,266

As of August 31, 2009, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$27,525

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of deferral of losses relating to wash sale transactions.

23

Van Kampen Core Growth Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. The unrealized gains and losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on foreign currency transactions on the Statement of Operations include the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through April 16, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $750 million	0.75%
Next $750 million	0.70%
Over $1.5 billion	0.65%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.30%, 1.95%, 1.05%, 1.05%, and 1.55% for Classes A, B, C, I, and R Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the six months ended February 28, 2010, the adviser waived or reimbursed approximately $114,300 of advisory fees or other expenses.
For the six months ended February 28, 2010, the Fund recognized expenses of approximately $100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended February 28, 2010, the Fund recognized expenses of approximately $16,700 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting

24

Van Kampen Core Growth Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” expense on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 2010, the Fund recognized expenses of approximately $7,400 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $11,000 are included in “Other” assets on the Statement of Assets and Liabilities at February 28, 2010. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended February 28, 2010, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $20 and no contingent deferred sales charges (CDSC) on redeemed shares. Sales charges do not represent expenses of the Fund.
At February 28, 2010, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 10,000 shares of Class B, 10,000 shares of Class C, 460,000 shares of Class I, and 10,000 shares of Class R.

25

Van Kampen Core Growth Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

3. Capital Transactions
For the six months ended February 28, 2010 and the year ended August 31, 2009, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	February 28, 2010		August 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	6,820	$59,573	108,093	$699,416
Class B	176	1,562	27,963	182,561
Class C	-0-	-0-	18,308	147,448
Class I	-0-	-0-	-0-	-0-
Class R	-0-	-0-	-0-	-0-

Total Sales	6,996	$61,135	154,364	$1,029,425

Dividend Reinvestment:
Class A	395	$3,495	801	$4,790
Class B	-0-	-0-	61	368
Class C	23	199	201	1,210
Class I	-0-	-0-	-0-	-0-
Class R	-0-	-0-	-0-	-0-

Total Dividend Reinvestment	418	$3,694	1,063	$6,368

Repurchases:
Class A	(9,884)	$(85,950)	(43,725)	$(268,353)
Class B	(3,064)	(27,055)	(10,101)	(63,594)
Class C	(2,915)	(22,937)	(13,906)	(88,228)
Class I	-0-	-0-	-0-	-0-
Class R	-0-	-0-	-0-	-0-

Total Repurchases	(15,863)	$(135,942)	(67,732)	$(420,175)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $385,381 and $625,179, respectively.

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $200 and $0 for Class B and Class C Shares,

26

Van Kampen Core Growth Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Significant Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell most of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (“Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds.
In connection with the Transaction, on December 8, 2009, management of the Fund proposed the reorganization (the “Reorganization”) of the Fund into a fund on the Morgan Stanley institutional platform with the same investment objective and principal investment strategy as the Fund (the “Acquiring Fund”). The Board of Trustees has approved the proposed Reorganization, subject to shareholder approval. The proposed Reorganization will be presented to shareholders of the Fund for approval at a special meeting of shareholders. If the proposed Reorganization is approved, Fund shareholders will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board of Trustees.

8. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

27

Van Kampen Core Growth Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

28

Your Notes

Van Kampen Core Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Core Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Core Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Core Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Core Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

156, 256, 315, 626, 515
CGSAN 04/10
IU10-01495P-Y02/10

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) Code of Ethics – Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Equity Trust II

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	April 15, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	April 15, 2010

By: Name:	/s/ Stuart N. Schuldt Stuart N. Schuldt
Title:	Principal Financial Officer
Date:	April 15, 2010